Putnam
Diversified
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

[GRAPHIC OMITTED: MAGNIFYING GLASS]


[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Furthermore, on page 18, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management teams discuss the fund's performance and the teams' plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * During the semiannual period ended March 31, 2005, Putnam Diversified Income Trust had a total return of 3.29% without sales charges.

 * The fund's primary benchmark, the Lehman Aggregate Bond Index, returned 0.47%.

 * The average return for the fund's Lipper category, Multi-Sector Income Funds, was 3.22%.

 * The fund paid a special dividend of $0.04 per share in December 2004. See page 5 for details.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The first four months of your fund's semiannual period were generally favorable for global bond markets. However, this atmosphere shifted during the final two months, when the Federal Reserve Board (the Fed) again raised short-term interest rates and, for the first time since the economic recovery began, expressed greater concern about the potential for inflation. This commentary prompted sell-offs in all sectors of the bond market; however, sectors with higher credit risk saw greater price declines (and corresponding yield increases). Because your fund invests in a variety of fixed-income sources, it was able to outperform its benchmark, based on results at net asset value (NAV, or without sales charges). The fund was also in line of its Lipper category average, in part because we had attempted to position the portfolio to be less sensitive to interest-rate movements. Thus, when rates rose sharply at the end of the period, relative performance benefited. The fund's currency strategy, which has begun to shift toward increasing exposure to the U.S. dollar, was also helpful as the dollar strengthened toward the end of the period.


------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
------------------------------------------------------
Class A
(inception 10/3/88)           NAV            POP
------------------------------------------------------
6 months                      3.29%          -1.40%
------------------------------------------------------
1 year                        5.61            0.84
------------------------------------------------------
5 years                      42.29           35.88
Annual average                7.31            6.32
------------------------------------------------------
10 years                     91.93           83.32
Annual average                6.74            6.25
------------------------------------------------------
Annual average
(life of fund)                7.76            7.46
------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Diversified Income Trust is a multisector fund that seeks income from three sectors: U.S. corporate and government investment-grade bonds, foreign bonds, and higher-yielding, lower-rated corporate bonds. The fund may be suitable for investors seeking a high level of current income, consistent with preservation of capital, and asset class diversification.


Market overview

One of the most important events of the six-month period was the change in tone from the Fed when it raised the federal funds rate in March. This rate increase was the seventh in a series of increases that began in June 2004. At the time of the first increase, the Fed's official comment implied that future rate increases would not necessarily be designed to slow the economy or stave off inflation. Rather, investors felt that the impending increases, which the Fed said would come at a "measured pace," were intended to bring short-term rates back up to their more "normal" levels (from a 46-year low). As a result, long-term bond investors were not concerned about an abrupt, sharp hike in interest rates, and yields on long-term bonds continued to decline through calendar 2004 and into early 2005. The economy, meanwhile, continued to grow at a solid, moderate pace with low inflation.

However, in the first calendar quarter of 2005 -- the second half of this six-month reporting period -- there were some indications of inflation pressures picking up as the economic recovery strengthened. Record-high energy prices began to affect the prices of goods and services. More importantly, companies began to see that productivity was slowing, and that, because of this, they might try to pass along wage increases in the form of higher prices for their products. At its meetings in January, February, and March, the Fed gradually changed its tone to reflect concerns about inflation. In March, it stated it would continue to raise rates at a measured pace but would "respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." The U.S. and international bond markets saw this as a signal that future rate increases could be more frequent and higher. Bonds sold off, with lower-quality, higher-yield bond sectors -- including emerging markets and high-yield corporates -- experiencing the greatest price declines (and yield increases).

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
------------------------------------------------------------------------------
JP Morgan Global Diversified Emerging Markets Bond Index
(global emerging-market bonds)                                          3.49%
------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        7.21%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        3.23%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                 7.23%
------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                   8.70%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
------------------------------------------------------------------------------


Strategy overview

A key element of the fund's strategy has been to continue reducing the level of credit risk in the portfolio. During the period, we reduced the fund's weightings in the emerging-markets sector. We also increased the average credit quality of the fund's high-yield holdings by selling lower-quality bonds and buying bonds with higher ratings. (The high-yield sector, which is generally lower in quality than other sectors such as Treasuries, has several tiers of credit quality.) Another key component of our strategy during the period was to reduce the portfolio's sensitivity to changes in interest rates by shortening the fund's overall duration. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond's duration, the less sensitive its price will be to interest-rate changes. The fund's lower interest-rate sensitivity hurt its performance during the first half of the period, but it was significantly helpful in the second half -- especially during the final month, when rates rose more substantially.

During the period, we continued to increase the fund's position in bank loans (included in the "high yield" sector in the chart below). These securities offer a higher level of credit quality than high-yield bonds. In addition, they offer floating interest rates that, like an adjustable home mortgage, move with market rates and therefore can help provide some protection from interest-rate risk. We also continued to favor international bonds from developing countries, which we believe may benefit from a weak dollar environment, over emerging-market bonds. However, we think that going forward, gains from foreign currencies in the portfolio are likely to be more modest than those seen in recent years.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED

                           as of 9/30/04    as of 3/31/05

High yield                    40.5%            42.8%

U.S. investment grade         36.7%            37.7%

International*                22.8%            19.5%

Footnote reads:
This chart shows how the fund's sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.

* Includes emerging markets.


How fund holdings affected performance

The semiannual period was marked by interest-rate fluctuation within a relatively moderate range. In such an environment, securitized bonds, or structured securities, tend to perform well because they typically offer higher income than corporate bonds of comparable credit quality. They also offer short maturities, so as interest rates rise, we can reinvest the proceeds in higher-yielding securities. The most common type of securitized bonds are mortgage-backed securities (MBSs), such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls. During the six-month period, the fund's holdings of ABSs, CMBSs, and MBSs backed by adjustable-rate mortgages all performed well relative to most other bond sectors.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 3/31/05)

International Sector

 1 Germany (Federal Republic of) bonds (1.3%)
   Ser. 97, 6%, 2007

 2 France (Government of) bonds (1.3%)
   4%, 2013

 3 Germany (Federal Republic of) bonds (0.8%)
   Ser. 97, 6%, 2007

High-Yield Sector

 1 Conseco Finance Securitizations Corp. (0.5%)
   Ser. 01-3, Class A4, 6.91%, 2033

 2 Conseco Finance Securitizations Corp. (0.5%)
   Ser. 00-4, Class A6, 8.31%, 2032

 3 Qwest Corp. (0.4%)
   144A notes 9.125%, 2012

U.S Investment-Grade Sector

 1 U.S. Treasury bonds (5.4%)
   6.25%, May 15, 2030

 2 Federal National Mortgage Association Pass-Through Certificates (4.9%)
   TBA, 4.5%, April 1, 2020

 3 Federal National Mortgage Association Pass-Through Certificates (4.1%)
   6.5%, with due dates from December 1, 2023 to March 1, 2035

Footnote reads:
The fund's holdings will change over time.


The fund's holdings of Treasury bonds underperformed most fixed-income sectors for most of the period (until the final month), but the fund was underweighted in this sector compared to many of its peers, so this positioning helped relative returns.

European government bonds made a substantial contribution to returns during the period, benefiting from slowing growth in Europe and expectations that these low growth rates would continue through the end of 2005. When U.S. bond markets sold off in February and March 2005, European government bonds outperformed by a considerable margin. Because the fund was overweighted in these securities, particularly those issued by the governments of Germany, France, and Sweden, this positioning bolstered its relative returns. While the fund remains significantly underweighted -- relative to its peer group -- in emerging-market securities, we added some emerging-market bonds during the period, believing they were more attractive than high-yield corporate bonds. We emphasized bonds from Brazil, Mexico, and Russia, while reducing exposure in Turkey and Colombia.

In the high-yield corporate bond portion of the fund, we continued to favor bonds issued by wireless telecommunications companies, including Nextel Communi cations, because of strong subscriber growth, attractive valuations, and industry consolidation. We also emphasized energy companies, including Dresser Inc., a large manufacturer of energy exploration equipment. In this sector, the fund's holdings of Star Gas Partners detracted from performance. This company, a distributor of home heating oil in New England, was plagued by operational issues and rising oil prices. Nevertheless, we are still positive about its prospects and maintained the holding in the fund.

We increased the fund's holdings of senior-secured bank loans during the period. These loans carry floating interest rates, which means they reset in accordance with changes in short-term interest rates, which is beneficial if rates rise. The loans' "senior-secured" status means that they are fully backed by each issuing company's assets, such as plants, equipment, and inventory. Moreover, senior-secured loan lenders are paid before any non-secured debt holder in the event of a liquidation of the company's assets due to bankruptcy.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Special dividend paid

In addition to its regular monthly dividend, the fund paid a special dividend in December 2004 of $0.04 per share, which was a distribution of income generated by currency gains in the portfolio.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

During the period, the fund's lower returns reflected investors' more cautious view of the bond market and a more mature global economic recovery. Our forecast is for continued steady, moderate growth with a slight increase in inflation. Such an environment would probably be consistent with more short-term interest-rate increases by the Fed and the possibility for long-term bond yields to continue moving upward. In such an environment, we believe the fund's shorter duration and higher credit quality would help it to weather the impact of higher interest rates, if they come to pass (as we believe they will). Of course, we will continue to remain vigilant about any possible disruptions to global economies and fixed-income markets, seeking to keep the fund positioned defensively while remaining well diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for March 31, 2005, and March 31, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
D. William Kohli    2005                                                                    *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                                    *
-------------------------------------------------------------------------------------------------------------
Rob Bloemker        2005                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
Jeffrey Kaufman     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
Paul Scanlon        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
David Waldman       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/04.



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $3,100,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Master
Intermediate Income Trust and Putnam Premier Income Trust, and a
Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

David Waldman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.


Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended March 31, 2005, Rob Bloemker, Jeffrey Kaufman, and Paul Scanlon became Portfolio Members of your fund. In addition, Portfolio Member Stephen Peacher left Putnam.

Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for March 31, 2005, and March 31, 2004.



------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                N/A
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                                                     *
------------------------------------------------------------------------------------------------
President and CEO                  2004                           *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                N/A
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005      *
------------------------------------------------------------------------------------------------
General Counsel                    N/A
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005                                        *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (10/3/88)              (3/1/93)              (2/1/99)             (12/1/94)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                   3.29%     -1.40%      2.91%     -2.09%      2.91%      1.91%      3.20%     -0.19%      3.22%
----------------------------------------------------------------------------------------------------------------------------
1 year                     5.61       0.84       4.83      -0.17       4.82       3.82       5.40       1.96       5.35
----------------------------------------------------------------------------------------------------------------------------
5 years                   42.29      35.88      36.71      34.80      36.83      36.83      40.28      35.78      40.62
Annual average             7.31       6.32       6.45       6.15       6.47       6.47       7.00       6.31       7.05
----------------------------------------------------------------------------------------------------------------------------
10 years                  91.93      83.32      77.78      77.78      77.73      77.73      87.03      80.89      87.23
Annual average             6.74       6.25       5.92       5.92       5.92       5.92       6.46       6.11       6.47
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.76       7.46       6.92       6.92       6.94       6.94       7.45       7.23       7.49
----------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.



--------------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
--------------------------------------------------------------------------------------------------
                                             Citigroup                         Lipper Multi-
                           Lehman            Non-U.S.          JP Morgan       Sector Income
                           Aggregate         World Govt.       Global High     Funds category
                           Bond Index        Bond Index        Yield Index*    average+
--------------------------------------------------------------------------------------------------
6 months                   0.47%             7.21%             3.23%           3.22%
--------------------------------------------------------------------------------------------------
1 year                     1.15              6.98              7.36            5.14
--------------------------------------------------------------------------------------------------
5 years                   41.16             49.29             45.11           39.97
Annual average             7.14              8.34              7.73            6.90
--------------------------------------------------------------------------------------------------
10 years                  99.32             71.75            113.36          100.21
Annual average             7.14              5.56              7.87            7.13
--------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.88              7.95                --            7.97
--------------------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The inception date of the JP Morgan Global High Yield Index was
   12/31/93.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 111, 110, 87, and 43 funds, respectively, in this Lipper category.




-------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------------------------------
                                   Class A         Class B    Class C          Class M         Class R
-------------------------------------------------------------------------------------------------------
Distributions (number)                 6               6          6                6               6
-------------------------------------------------------------------------------------------------------
Income                              $0.292          $0.252     $0.252           $0.280          $0.284
-------------------------------------------------------------------------------------------------------
Capital gains                          --              --         --               --              --
-------------------------------------------------------------------------------------------------------
Total                               $0.292          $0.252     $0.252           $0.280          $0.284
-------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
-------------------------------------------------------------------------------------------------------
9/30/04                      $10.10     $10.58     $10.02     $10.04     $10.02     $10.36     $10.09
-------------------------------------------------------------------------------------------------------
3/31/05                       10.14      10.62      10.06      10.08      10.06      10.40      10.13
-------------------------------------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------------------------------------
Current dividend rate 1       4.97%      4.75%      4.29%      4.29%      4.77%      4.62%      4.74%
-------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                   4.35       4.15       3.59       3.59       4.09       3.96       4.09
-------------------------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
------------------------------------------------------------------------------------------
                                   Class A      Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------------
Expenses paid per $1,000*              $4.66        $8.45      $8.45      $5.93      $5.93
------------------------------------------------------------------------------------------
Ending value (after expenses)      $1,032.90    $1,029.10  $1,029.10  $1,032.00  $1,032.20
------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 10/1/04  [DIV]  $1,000   x   per $1,000              =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $4.66 (see table above) =  $46.60
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.



------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
------------------------------------------------------------------------------------------
                                   Class A     Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------------
Expenses paid per $1,000*              $4.63       $8.40      $8.40      $5.89      $5.89
------------------------------------------------------------------------------------------
Ending value (after expenses)      $1,020.34   $1,016.60  $1,016.60  $1,019.10  $1,019.10
------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.



Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                  0.92%     1.67%     1.67%     1.17%     1.17%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+   1.14%     1.89%     1.89%     1.39%     1.39%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                               2004      2003      2002      2001      2000
------------------------------------------------------------------------------
Putnam Diversified
Income Trust                    99%      146%*     209%*+    150%*     143%
------------------------------------------------------------------------------
Lipper Multi-Sector Income
Funds category average         125%      155%      133%      131%      110%
------------------------------------------------------------------------------

   Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compatibility of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

 * Portfolio turnover excludes certain Treasury Note transactions executed in connection with a short-term trading strategy.

 + Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.28

Taxable bond
fund average           0.30

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities, excluding the United States.

JP Morgan Global Diversified Emerging Markets Bond Index is an un man aged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.


They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
March 31, 2005 (Unaudited)

Corporate bonds and notes (33.8%) (a)
Principal amount                                                          Value

Basic Materials (2.9%)
-------------------------------------------------------------------------------
    $4,039,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                          $3,887,538
     3,250,000 ALROSA Finance SA 144A company
               guaranty 8 7/8s,  2014 (Luxembourg)                    3,359,688
     3,475,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes  9 5/8s, 2014                      3,961,500
EUR  1,845,000 Cognis Holding GmbH & Co. 144A sr.
               notes 9 1/2s, 2014 (Germany)                           2,649,323
    $1,715,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon Ser. B,
               zero % (12s, 6/1/08), 2013 (STP)                       1,423,450
     5,065,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                        4,355,900
     2,665,000 Crystal US Holdings, LLC/US Sub 3
               Corp. 144A sr. disc. notes
               stepped-coupon zero % (10s,
               10/1/09), 2014 (STP)                                   1,918,800
     2,520,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   2,702,700
     8,082,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                          8,890,200
       755,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                     822,950
     1,000,000 Georgia-Pacific Corp. bonds 7 1/4s,
               2028                                                   1,030,000
       715,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    798,119
     6,225,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   6,824,156
     2,950,000 Georgia-Pacific Corp. sr. notes 8s,
               2024                                                   3,289,250
     6,625,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 7,386,875
     9,270,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                         10,614,150
     1,410,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10.89s, 2008                             1,487,550
     1,495,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                              1,715,513
     2,259,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                          2,643,030
     1,428,000 Huntsman, LLC 144A company guaranty
               12s, 2012                                              1,670,760
     1,720,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                           1,806,000
       930,000 International Steel Group, Inc. sr.
               notes 6 1/2s, 2014                                       948,600
     5,415,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  5,888,813
     1,480,000 Jefferson Smurfit Corp. company
               guaranty 8 1/4s, 2012                                  1,520,700
       285,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                    283,575
EUR  3,900,000 JSG Holding PLC 144A sr. notes
               11 1/2s, 2015 (Ireland) (PIK)                          4,687,946
    $1,640,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 1,763,000
EUR  3,045,000 MDP Acquisitions PLC sr. notes
               Ser. EUR, 10 1/8s, 2012 (Ireland)                      4,451,600
EUR    505,000 Nalco Co. sr. notes 7 3/4s, 2011                         708,419
EUR    505,000 Nalco Co. sr. sub. notes 9s, 2013                        729,091
    $9,340,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                   9,993,800
     1,804,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                  1,749,880
     6,915,000 Novelis, Inc. 144A sr. notes 7 1/4s,
               2015 (Canada)                                          6,776,700
     2,904,664 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                     3,107,990
       539,889 Pioneer Companies, Inc. sec.
               sr.notes FRN 6.593s, 2006                                569,583
     1,690,000 PQ Corp. 144A company guaranty
               7 1/2s, 2013                                           1,664,650
EUR  2,750,000 Rockwood Specialties Group, Inc.
               company guaranty 7 5/8s, 2014                          3,600,427
    $1,100,000 Rockwood Specialties Group, Inc.
               144A sub. notes 7 1/2s, 2014                           1,100,000
EUR  3,360,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      4,706,893
    $4,955,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  5,339,013
       862,593 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          862,593
       865,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             925,550
        60,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                              61,950
     1,080,000 Stone Container Finance company
               guaranty 7 3/8s, 2014 (Canada)                         1,069,200
         1,000 Tembec Industries, Inc. company
               guaranty 8 5/8s, 2009 (Canada)                               965
        50,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            45,500
     3,140,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          3,359,800
     1,857,000 United Agri Products sr. notes 9s,
               2011                                                   1,931,280
     1,682,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                           1,862,815
       682,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                            784,300
       178,693 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010 (PIK)                                     145,635
       346,423 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011 (PIK)                                     282,335
     1,065,000 WHX Corp. sr. notes 10 1/2s, 2005
               (In default) (NON)                                     1,065,000
                                                                 --------------
                                                                    145,225,055

Capital Goods (2.7%)
-------------------------------------------------------------------------------
     1,795,000 AEP Industries, Inc. 144A sr. notes
               7 7/8s, 2013                                           1,802,623
     5,158,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  8 1/2s,
               2008                                                   5,338,530
     2,860,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                    3,117,400
       439,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                     444,488
     3,851,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       3,822,118
     4,190,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                   4,420,450
       440,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                         360,800
     2,115,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     2,030,400
     9,740,000 Crown Euro Holdings SA sec. notes
               10 7/8s, 2013 (France)                                11,298,400
EUR    585,000 Crown Euro Holdings SA sec. notes
               10 1/4s, 2011 (France)                                   859,034
    $1,695,000 Crown Euro Holdings SA sec. notes
               9 1/2s, 2011 (France)                                  1,860,263
EUR    845,000 Crown Euro Holdings SA sec. notes
               6 1/4s, 2011 (France)                                  1,163,962
    $8,500,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                          3,230,000
     5,115,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           5,600,925
       198,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 223,740
EUR  2,445,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                         3,849,272
    $2,779,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          3,018,689
     3,623,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       3,686,403
     1,000,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                  1,062,500
     5,460,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  5,391,750
    12,135,000 L-3 Communications Corp. sr. sub.
               notes 5 7/8s, 2015                                    11,649,600
     7,999,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               9,638,795
       256,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   290,560
EUR  1,120,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                 1,598,801
    $1,510,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                           1,555,300
     1,707,000 Milacron Escrow Corp. sec. notes
               11 1/2s, 2011                                          1,860,630
     1,885,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                              2,035,800
     1,465,000 Mueller Holdings, Inc. disc. notes
               stepped-coupon zero %  (14 3/4s,
               4/15/09), 2014 (STP)                                   1,010,850
       910,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                    969,150
     4,580,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  4,843,350
     2,830,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  2,964,425
     6,145,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           6,713,413
       485,000 Owens-Illinois, Inc. debs. 7.8s,
               2018                                                     493,488
     2,135,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   2,135,000
EUR  1,140,000 Polypore, Inc. notes 8 3/4s, 2012                      1,414,766
    $2,025,000 Polypore, Inc. sr. sub. notes
               8 3/4s, 2012                                           1,893,375
     6,191,000 Sequa Corp. sr. notes 9s, 2009                         6,655,325
     1,371,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           1,453,260
     1,545,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                  1,463,888
     1,310,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                   1,427,900
     4,590,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          5,003,100
     2,380,000 Titan Corp. (The) company guaranty
               8s, 2011                                               2,475,200
                                                                 --------------
                                                                    132,127,723

Communication Services (2.6%)
-------------------------------------------------------------------------------
     1,799,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     2,050,860
     1,719,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                             1,869,413
     1,350,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                  1,248,750
     4,200,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                  4,336,500
     3,367,254 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    168,363
     1,105,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                              961,350
     4,675,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           4,604,875
     2,845,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                           2,716,975
     3,974,000 Citizens Communications Co. notes
               9 1/4s, 2011                                           4,351,530
    17,335,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                    16,294,900
       703,373 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               675,238
     4,135,000 Inmarsat Finance PLC company
               guaranty 7 5/8s, 2012  (United
               Kingdom)                                               4,155,675
     6,035,000 Inmarsat Finance PLC company
               guaranty stepped-coupon zero %
               (10 3/8s, 10/15/08), 2012 (United
               Kingdom) (STP)                                         4,254,675
     2,160,000 iPCS, Inc. sr. notes 11 1/2s, 2012                     2,430,000
       680,000 IWO Escrow Co. 144A sec. FRN 6.32s,
               2012                                                     693,600
       680,000 IWO Escrow Co. 144A sr. disc. notes
               stepped-coupon zero %  (10 3/4s,
               1/15/10), 2015 (STP)                                     435,200
     4,930,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    5,275,100
     7,109,000 MCI, Inc. sr. notes 8.735s, 2014                       7,819,900
    16,660,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                     16,576,700
     2,305,000 PanAmSat Corp. notes 6 3/8s, 2008                      2,339,575
     3,595,000 Qwest Communications International,
               Inc. 144A sr. notes  7 3/4s, 2014                      3,514,113
    16,415,000 Qwest Corp. 144A notes 9 1/8s, 2012                   17,851,313
     2,730,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                          3,296,475
     1,265,000 Rogers Cantel, Inc. debs. 9 3/4s,
               2016 (Canada)                                          1,492,700
     2,165,000 Rogers Wireless Communications, Inc.
               sec. notes 7 1/2s,  2015 (Canada)                      2,224,538
     9,730,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                           8,902,950
     1,900,000 SBA Communications Corp. 144A sr.
               notes 8 1/2s, 2012                                     1,966,500
     2,400,000 SBA Telecommunications, Inc./SBA
               Communications Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                  2,070,000
     1,199,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                   1,336,885
     1,680,000 Valor Telecommunications Enterprises
               LLC/Finance Corp. 144A sr. notes
               7 3/4s, 2015                                           1,671,600
                                                                 --------------
                                                                    127,586,253

Consumer Cyclicals (7.9%)
-------------------------------------------------------------------------------
     4,110,000 Advertising Direct 144A sr. notes
               9 1/4s, 2012 (Canada)                                  4,315,500
     2,330,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 2,545,525
     5,145,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   5,350,800
     2,780,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                    2,696,600
     5,230,000 Autonation, Inc. company guaranty
               9s, 2008                                               5,753,000
     1,691,000 Bear Creek Corp. 144A sr. notes 9s,
               2013                                                   1,674,090
     1,055,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                  1,118,300
     3,415,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           3,688,200
     1,175,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                           1,230,813
     1,325,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                           1,308,438
     6,990,443 CanWest Media, Inc. 144A sr. sub.
               notes 8s, 2012 (Canada)                                7,252,585
     4,969,000 Coinmach Corp. sr. notes 9s, 2010                      5,080,803
     1,630,000 Cooper-Standard Automotive, Inc.
               144A notes 8 3/8s, 2014                                1,324,375
       545,000 Cooper-Standard Automotive, Inc.
               144A notes 7s, 2012                                      506,850
     3,650,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   3,969,375
       960,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     993,600
     6,129,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   6,022,190
     1,015,000 Dana Corp. notes 10 1/8s, 2010                         1,060,648
     4,105,000 Dana Corp. notes 9s, 2011                              4,520,608
       530,000 Dana Corp. notes 7s, 2029                                465,435
     1,865,000 Dana Corp. notes 6 1/2s, 2009                          1,828,610
     3,905,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                          3,826,900
       970,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               950,600
     3,770,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                3,166,800
     3,200,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
               8 1/2s, 2010                                           3,416,000
     3,520,000 Dex Media, Inc. disc. notes zero %,
               2013                                                   2,675,200
     4,025,000 Dex Media, Inc. notes 8s, 2013                         4,165,875
     1,320,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                          1,217,700
     3,792,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                           4,076,400
     3,184,000 Finlay Fine Jewelry Corp. sr. notes
               8 3/8s, 2012                                           3,008,880
     4,920,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                               5,092,200
     6,060,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     5,847,900
     1,530,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                     1,514,700
       155,000 Harrah's Operating Co., Inc. company
               guaranty 8s, 2011                                        175,889
     1,151,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                      1,174,020
     1,020,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,099,050
     5,515,000 Host Marriott LP sr. notes Ser. M,
               7s, 2012 (R)                                           5,459,850
     2,440,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                           2,513,200
     4,660,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 3,285,300
     6,255,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   5,942,250
     5,260,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   5,207,400
     2,260,000 JC Penney Co., Inc. notes 9s, 2012                     2,350,400
       175,000 JC Penney Co., Inc. notes 8s, 2010                       175,000
     7,500,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels  Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         8,118,750
     1,836,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         1,340,280
     8,865,000 Jostens IH Corp. company guaranty
               7 5/8s, 2012                                           8,776,350
     4,335,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          4,638,450
     2,945,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                          2,841,925
     1,950,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     1,906,125
       802,000 K2, Inc. sr. notes 7 3/8s, 2014                          830,070
     1,995,000 KB Home company guaranty 5 7/8s,
               2015                                                   1,906,129
     2,850,000 KB Home sr. notes 5 3/4s, 2014                         2,729,804
     4,722,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                    5,347,665
     3,615,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           3,759,600
     4,892,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          5,332,280
     4,625,000 Levi Strauss & Co. 144A sr. notes
               9 3/4s, 2015                                           4,544,063
     1,642,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                           1,658,420
     5,105,000 MeriStar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              5,334,725
     1,410,000 Meritage Homes Corp. sr. notes 7s,
               2014                                                   1,410,000
     1,680,000 Meritage Homes Corp. 144A sr. notes
               6 1/4s, 2015                                           1,579,200
     4,820,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   4,771,800
     3,230,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   2,939,300
     3,970,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           4,347,150
     6,691,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                               6,598,999
     1,395,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                   1,395,000
     1,775,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                         1,149,313
     5,405,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         3,567,300
     2,940,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                           3,116,400
     2,615,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     2,817,663
     3,265,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         3,501,713
     4,800,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                5,262,000
     6,500,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     6,890,000
     1,440,000 Penn National Gaming, Inc. 144A sr.
               sub. notes 6 3/4s, 2015                                1,418,400
     1,755,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                1,816,425
     5,145,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                5,145,000
     9,265,000 PRIMEDIA, Inc. sr. notes 8s, 2013                      9,450,300
       885,000 R.H. Donnelley, Inc. company
               guaranty 8 7/8s, 2010                                    964,650
     2,775,000 R.H. Donnelley Corp. 144A sr. notes
               6 7/8s, 2013                                           2,747,250
     2,080,000 R.H. Donnelley Finance Corp. I 144A
               company guaranty 8 7/8s, 2010                          2,267,200
     2,985,000 R.H. Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                           3,440,213
EUR  2,450,000 Ray Acquisition sr. notes 9 3/8s,
               2015 (France)                                          2,968,870
    $2,795,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                           2,788,013
     3,705,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          4,219,069
     4,460,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           4,738,750
     7,501,000 Saks, Inc. company guaranty 7s, 2013                   6,788,405
     8,590,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                           8,998,025
     2,340,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          2,587,972
     4,989,000 Scientific Games Corp. 144A sr. sub.
               notes 6 1/4s, 2012                                     4,964,055
     5,165,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                           5,384,513
     3,035,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                           3,163,988
     4,880,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                    5,331,400
     2,410,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    2,488,325
     3,920,000 Starwood Hotels & Resorts Worldwide,
               Inc. debs. 7 3/8s, 2015                                4,214,000
         1,000 Starwood Hotels & Resorts Worldwide,
               Inc. notes 6 3/4s, 2005                                    1,008
     3,250,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                   3,225,625
     3,910,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                           3,914,888
     2,410,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 2,638,950
     1,510,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      1,562,850
     2,730,000 Technical Olympic USA, Inc. sr. sub.
               notes 7 1/2s, 2015                                     2,525,250
EUR    820,000 Teksid Aluminum 144A company
               guaranty 11 3/8s,  2011 (Luxembourg)                     927,063
    $9,990,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                 11,138,850
     3,370,000 Tenneco Automotive, Inc. 144A sr.
               sub. notes 8 5/8s, 2014                                3,277,325
     4,655,000 THL Buildco, Inc. (Nortek Holdings,
               Inc.) sr. sub. notes 8 1/2s, 2014                      4,492,075
     2,945,000 Toys R Us, Inc. notes 7 5/8s, 2011                     2,768,300
     4,100,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  4,325,500
     4,945,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  4,722,475
     5,055,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                          4,119,825
     1,490,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                 1,603,613
     4,965,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  5,300,138
     3,023,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   3,363,088
     4,185,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          3,855,431
     4,605,000 Wynn Las Vegas, LLC/Wynn Las Vegas
               Capital Corp. 144A 1st mtge. 6 5/8s,
               2014                                                   4,374,750
                                                                 --------------
                                                                    391,480,160

Consumer Staples (4.6%)
-------------------------------------------------------------------------------
     4,155,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                               4,362,750
     3,515,000 Affinity Group, Inc. 144A sr. notes
               10 7/8s, 2012                                          3,409,550
     2,425,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     2,558,375
     8,664,000 AMC Entertainment, Inc. sr. sub.
               notes 8s, 2014                                         8,274,120
       762,800 Archibald Candy Corp. company
               guaranty 10s, 2007  (In default)
               (NON) (PIK) (F)                                          162,476
     4,700,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     5,217,000
     3,350,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                         3,442,125
     3,070,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                   1,918,750
     3,435,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                   2,370,150
     2,875,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          2,321,563
     6,603,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          5,414,460
    11,980,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                   9,164,700
     3,512,000 Church & Dwight Co., Inc. 144A sr.
               sub. notes 6s, 2012                                    3,424,200
     1,450,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               1,573,250
     7,620,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %
               (9 3/4s, 3/15/07), 2014 (STP)                          5,410,200
     6,080,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              6,460,000
     2,520,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                             2,683,800
     5,994,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   6,233,760
     5,005,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                           4,967,463
     6,920,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   7,041,100
     3,605,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           3,902,413
     2,780,000 Del Monte Corp. 144A sr. sub. notes
               6 3/4s, 2015                                           2,710,500
    11,641,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s,2008 (In default)
               (NON)                                                     58,205
     5,730,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           5,615,400
     1,000,000 Echostar DBS Corp. FRN 5.81s, 2008                     1,023,750
     5,315,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                   5,208,700
    17,310,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                 16,725,788
     2,475,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                  2,549,250
     7,390,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                     6,872,700
     5,605,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 5/8s, 2015 (Bermuda)                           5,717,100
     2,660,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 1/4s, 2013 (Bermuda)                           2,686,600
     2,045,000 Interpublic Group Companies, Inc.
               notes 6 1/4s, 2014                                     1,932,525
     2,620,000 Jean Coutu Group, Inc. sr. notes
               7 5/8s, 2012 (Canada)                                  2,672,400
     3,150,000 Jean Coutu Group, Inc. sr. sub.
               notes 8 1/2s, 2014 (Canada)                            3,059,438
     5,695,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                          6,292,975
     2,500,000 Paxson Communications Corp. company
               guaranty 10 3/4s, 2008                                 2,475,000
     6,600,000 Pinnacle Foods Holding Corp. sr.
               sub. notes 8 1/4s, 2013                                5,643,000
     5,970,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  6,208,800
     5,850,000 Playtex Products, Inc. sec. notes
               8s, 2011                                               6,303,375
     3,465,000 Prestige Brands, Inc. sr. sub. notes
               9 1/4s, 2012                                           3,655,575
     5,300,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                 5,697,500
     5,810,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 5,722,850
     3,685,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           3,906,100
       255,000 Rite Aid Corp. debs. 6 7/8s, 2013                        237,150
     1,080,000 Rite Aid Corp. notes 7 1/8s, 2007                      1,080,000
     3,510,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   3,492,450
     2,735,000 Rite Aid Corp. 144A sec. notes
               7 1/2s, 2015                                           2,625,600
     5,225,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   5,042,125
     1,760,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                           1,777,600
     4,830,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                   4,455,675
EUR  1,705,000 United Biscuits Finance company
               guaranty 10 5/8s, 2011 (United
               Kingdom)                                               2,309,813
    $6,835,000 United Rentals (North America), Inc.
               company guaranty 6 1/2s, 2012                          6,647,038
     1,900,000 Universal City Florida Holding Co.
               144A sr. notes 8 3/8s, 2010                            1,938,000
     2,695,000 Universal City Florida Holding Co.
               144A sr. notes FRN 7.493s, 2010                        2,789,325
     3,474,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     3,552,165
     2,745,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                     2,600,888
                                                                 --------------
                                                                    231,597,565

Energy (3.8%)
-------------------------------------------------------------------------------
     6,435,000 Amerada Hess Corp. unsub notes
               6.65s, 2011                                            6,891,261
     9,515,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                           9,562,575
     3,265,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012 (Cayman
               Islands)                                               3,542,525
     4,045,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                  3,938,819
     2,465,000 CHC Helicopter Corp. 144A sr. sub.
               notes 7 3/8s, 2014 (Canada)                            2,400,294
     2,160,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      2,386,800
     1,852,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                  1,958,490
     5,575,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           5,881,625
     2,100,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                               2,163,000
     3,895,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           3,875,525
     5,260,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           5,582,175
     2,463,000 Dresser-Rand Group, Inc. 144A sr.
               sub. notes 7 3/8s, 2014                                2,463,000
     3,455,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  3,731,400
     1,975,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                     1,975,000
     5,425,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                  5,506,375
     2,740,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           2,931,800
     3,730,000 Forest Oil Corp. sr. notes 8s, 2011                    4,103,000
     1,065,000 Forest Oil Corp. sr. notes 8s, 2008                    1,139,550
     2,865,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                   3,065,550
     1,853,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                           1,936,385
     4,005,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           3,524,400
     1,305,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                   1,376,775
     4,610,000 Harvest Operations Corp. sr. notes
               7 7/8s, 2011 (Canada)                                  4,552,375
     4,355,000 Hornbeck Offshore Services, Inc. sr.
               notes Ser. B, 6 1/8s, 2014                             4,289,675
     5,175,000 Inergy LP/Inergy Finance Corp. 144A
               sr. notes 6 7/8s, 2014                                 4,968,000
     3,225,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           3,128,250
     5,565,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                   5,592,825
     3,940,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           4,294,600
     2,650,000 Newfield Exploration Co. sr. sub.
               notes 6 5/8s, 2014                                     2,683,125
     5,040,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  4,788,000
     3,823,673 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      4,036,846
     2,625,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. sr. notes
               7 1/8s, 2014                                           2,716,875
     1,627,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  1,708,350
     5,820,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                           5,616,300
     4,295,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                          4,853,350
     9,260,000 Pemex Project Funding Master Trust
               144A company guaranty  9 1/2s, 2027                   11,181,450
     4,290,000 Petroleum Geo-Services notes 10s,
               2010 (Norway)                                          4,815,525
     5,435,000 Petronas Capital, Ltd. company
               guaranty 7 7/8s, 2022 (Malaysia)                       6,508,413
     3,505,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                 3,662,725
     4,525,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            4,932,250
     4,365,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   4,648,725
     6,145,000 Pride International, Inc. sr. notes
               7 3/8s, 2014                                           6,513,700
     4,065,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  4,674,750
     4,320,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    3,996,000
     2,730,000 Stone Energy Corp. sr. sub. notes
               6 3/4s, 2014                                           2,648,100
     2,175,000 Tengizchevroll Finance Co. 144A sec.
               notes 6.124s, 2014 (Kazakhstan)                        2,153,250
     1,240,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           1,326,800
       935,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       981,750
                                                                 --------------
                                                                    191,208,333

Financial (1.0%)
-------------------------------------------------------------------------------
    11,440,000 Bosphorus Financial Services Ltd.
               144A sec. FRN 4.83s,  2012 (Cayman
               Islands)                                              11,435,470
     2,440,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 2,519,300
     2,787,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 3,030,863
     4,845,000 E*Trade Finance Corp. sr. notes
               8s, 2011                                               4,990,350
     6,874,560 Finova Group, Inc. notes 7 1/2s,
               2009                                                   2,973,247
    10,000,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                          10,659,370
     9,265,000 VTB Bank (VTB Capital) 144A notes
               7 1/2s, 2011 (Luxembourg)                              9,519,788
     3,360,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           3,654,000
                                                                 --------------
                                                                     48,782,388

Health Care (2.8%)
-------------------------------------------------------------------------------
     2,026,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012 (Canada)                            2,071,585
     3,785,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  4,012,100
     3,190,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           3,421,275
     6,750,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   7,998,750
     2,720,000 Community Health Systems, Inc. 144A
               sr. sub. notes 6 1/2s, 2012                            2,652,000
     2,760,000 Coventry Health Care, Inc. 144A sr.
               notes 5 7/8s, 2012                                     2,746,200
     1,230,000 DaVita, Inc. 144A sr. notes 6 5/8s,
               2013                                                   1,217,700
     2,460,000 DaVita, Inc. 144A sr. sub. notes
               7 1/4s, 2015                                           2,410,800
     2,684,000 Elan Finance PLC/Elan Finance Corp.
               144A sr. notes 7 3/4s,  2011
               (Ireland)                                              2,006,290
     1,905,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          2,083,594
     3,820,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                            3,772,250
     1,135,000 HCA, Inc. debs. 7.19s, 2015                            1,176,990
     5,400,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   5,734,670
     1,930,000 HCA, Inc. notes 8.36s, 2024                            2,114,134
     2,030,000 HCA, Inc. notes 7.69s, 2025                            2,087,429
     4,458,000 HCA, Inc. notes 7s, 2007                               4,619,808
     2,185,000 HCA, Inc. notes 6 3/8s, 2015                           2,168,923
     4,639,000 HCA, Inc. notes 6 1/4s, 2013                           4,602,844
     1,985,000 HCA, Inc. notes 5 3/4s, 2014                           1,894,690
     4,030,000 Healthsouth Corp. notes 7 5/8s, 2012                   3,909,100
     3,090,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   3,074,550
     1,570,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                   1,566,075
     1,315,000 Healthsouth Corp. sr. notes 7s, 2008                   1,278,838
     3,295,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  3,262,050
     5,150,000 MQ Associates, Inc. sr. disc. notes
               stepped-coupon zero %  (12 1/4s,
               8/15/08), 2012 (STP)                                   2,935,500
     4,560,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           4,446,000
     5,183,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         5,714,258
     1,920,000 Service Corp. International debs.
               7 7/8s, 2013                                           1,977,600
       485,000 Service Corp. International notes
               7.2s, 2006                                               492,275
     2,155,000 Service Corp. International notes
               6 7/8s, 2007                                           2,181,938
       725,000 Service Corp. International notes
               6 1/2s, 2008                                             726,813
     1,725,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   1,776,750
     5,950,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                     5,712,000
     3,922,000 Stewart Enterprises, Inc. 144A sr.
               notes 6 1/4s, 2013                                     3,804,340
     2,680,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   2,525,900
     8,505,000 Tenet Healthcare Corp. sr. notes
               9 7/8s, 2014                                           8,845,200
     2,345,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                           2,157,400
     5,810,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                   5,868,100
     4,020,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                               3,949,650
     3,685,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011 (Canada)                       3,777,125
     3,170,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                   3,344,350
     3,315,000 Vanguard Health Holding Co. II, LLC
               sr. sub. notes 9s, 2014                                3,489,038
     2,840,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012 (R)                          3,223,400
     1,350,000 Ventas Realty LP/Capital Corp. sr.
               notes 6 5/8s, 2014 (R)                                 1,339,875
                                                                 --------------
                                                                    140,170,157

Technology (1.4%)
-------------------------------------------------------------------------------
     5,835,000 Advanced Micro Devices, Inc. 144A
               sr. notes 7 3/4s, 2012                                 5,732,888
     3,690,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 4,400,325
    10,995,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                 11,132,438
    10,955,000 Freescale Semiconductor, Inc. sr.
               notes Ser. B, 7 1/8s, 2014                            11,447,975
     6,480,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           6,544,800
     2,000,000 Iron Mountain, Inc. company guaranty
               6 5/8s, 2016                                           1,825,000
       400,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             343,000
     7,080,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            6,106,500
     2,505,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   3,757,500
     3,545,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                   3,917,225
     2,620,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   2,698,600
EUR  1,230,000 Xerox Corp. sr. notes 9 3/4s, 2009                     1,904,476
    $8,640,000 Xerox Corp. sr. notes 7 5/8s, 2013                     9,028,800
                                                                 --------------
                                                                     68,839,527

Transportation (0.5%)
-------------------------------------------------------------------------------
     3,485,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   3,223,625
     5,235,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          4,135,650
     5,870,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          6,398,300
     1,190,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                          1,213,800
     5,700,000 Navistar International Corp. sr.
               notes 7 1/2s, 2011                                     5,742,750
     2,400,000 Navistar International Corp. 144A
               sr. notes 6 1/4s, 2012                                 2,280,000
     1,646,769 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                   1,692,055
       930,000 Travelcenters of America, Inc.
               company guaranty 12 3/4s, 2009                         1,027,650
                                                                 --------------
                                                                     25,713,830

Utilities & Power (3.6%)
-------------------------------------------------------------------------------
       361,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     389,880
       196,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                     206,780
     4,036,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   4,439,600
     3,250,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           3,526,250
     3,225,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           3,418,500
     2,195,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    2,425,475
     1,572,000 ANR Pipeline Co. debs. 9 5/8s, 2021                    1,952,135
     3,580,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   3,844,025
     1,225,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                   1,277,063
     1,249,000 Colorado Interstate Gas Co. 144A sr.
               notes 5.95s, 2015                                      1,258,368
     4,275,000 DPL, Inc. sr. notes 6 7/8s, 2011                       4,542,055
    10,305,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                   11,232,450
     2,720,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           2,658,800
     4,185,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           3,776,963
     1,605,000 Edison Mission Energy sr. notes 10s,
               2008                                                   1,783,556
       100,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                             115,500
     4,310,000 El Paso Corp. sr. notes 8.05s, 2030                    4,116,050
     2,680,000 El Paso Corp. sr. notes 7 3/8s, 2012                   2,592,900
     2,995,000 El Paso Corp. sr. notes Ser. MTN,
               7.8s, 2031                                             2,815,300
     1,315,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                           1,493,355
     9,075,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          9,188,438
     4,660,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes  6 3/4s,
               2014                                                   4,543,500
     6,730,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                            7,100,453
    10,475,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                    11,679,625
     4,402,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    5,282,400
     2,885,000 Monongahela Power Co. 1st mtge.
               6.7s, 2014                                             3,166,288
     4,495,000 Nevada Power Co. 2nd mtge. 9s, 2013                    5,045,638
     1,885,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                     1,837,875
     3,381,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  3,617,670
     2,525,000 Northwestern Corp. 144A sr. sec.
               notes 5 7/8s, 2014                                     2,511,923
    12,502,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                              13,220,865
     5,195,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              6,311,925
     3,895,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           4,002,113
     3,346,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   3,456,983
     1,075,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                1,091,125
     5,095,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                           5,426,175
       490,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             499,116
     2,000,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   2,245,000
     1,165,000 Teco Energy, Inc. notes 7.2s, 2011                     1,227,619
     3,215,000 Teco Energy, Inc. notes 7s, 2012                       3,355,656
       520,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     510,236
     2,755,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                     2,959,118
     4,890,000 Texas Genco LLC/Texas Genco
               Financing Corp. 144A sr. notes
               6 7/8s, 2014                                           4,902,225
       745,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       785,975
     4,309,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                               4,438,270
     2,715,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                            3,040,800
EUR  3,125,000 Veolia Environnement sr. unsub.
               Ser. EMTN, 5 3/8s, 2018 (France)                       4,417,041
    $3,790,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           4,500,625
     3,475,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           3,761,688
     1,475,235 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                     15
                                                                 --------------
                                                                    181,991,385
                                                                 --------------
               Total Corporate bonds and notes
               (cost $1,662,662,553)                             $1,684,722,376

U.S. government agency mortgage obligations (16.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation Pass-Through
               Certificates
   $49,726,612 6 1/2s, with due dates from December
               1, 2023 to October 1, 2034                           $51,642,955
    29,300,000 6 1/2s, TBA, April 1, 2035                            30,391,882
               Federal National Mortgage
               Association Pass-Through
               Certificates
         4,187 8s, April 1, 2027                                          4,537
       130,751 7s, with due dates from July 1, 2031
               to April 1, 2034                                         138,109
   197,438,046 6 1/2s, with due dates from December
               1, 2023 to March 1, 2035                             205,140,011
        88,030 6 1/2s, with due dates from February
               1, 2010 to November 1, 2017                               91,666
     5,000,000 6 1/2s, TBA, April 1, 2035                             5,188,281
   188,500,000 5 1/2s, TBA, April 1, 2035                           188,779,809
       170,717 5s, with due dates from January 1,
               2019 to January 1, 2020                                  170,771
    21,800,000 5s, TBA, June 1, 2035                                 21,212,422
    21,800,000 5s, TBA, May 1, 2035                                  21,261,813
    22,300,000 5s, TBA, April 1, 2035                                21,808,704
    25,340,000 5s, TBA, April 1, 2020                                25,310,304
    14,966,715 4 1/2s, with due dates from August
               1, 2033 to June 1, 2034                               14,241,742
   249,900,000 4 1/2s, TBA, April 1, 2020                           244,335,827
       878,697 4s, May 1, 2019                                          842,279
                                                                 --------------
               Total U.S. government agency
               mortgage  obligations
               (cost $832,018,651)                                 $830,561,112

U.S. government agency obligations (0.2%) (a) (cost $10,000,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $10,000,000 Fannie Mae Notes 1.8s, May 27, 2005                   $9,981,250

U.S. Treasury obligations (12.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
   $37,950,000 7 1/2s, November 15, 2016                            $47,597,603
   225,772,000 6 1/4s, May 15, 2030                                 271,455,564
    77,090,000 6 1/4s, August 15, 2023                               89,797,809
               U.S. Treasury Notes
        49,000 4 3/8s, May 15, 2007                                      49,547
     1,500,000 4 1/4s, August 15, 2014                                1,471,641
    74,905,000 4 1/4s, August 15, 2013                               73,886,756
    22,000,000 3 5/8s, May 15, 2013                                  20,886,250
   100,342,000 3 1/4s, August 15, 2008                               97,927,521
    98,235,000 U.S. Treasury Strip zero %, November
               15, 2024                                              37,051,098
                                                                 --------------
               Total U.S. Treasury obligations
               (cost $622,872,628)                                 $640,123,789

Foreign government bonds and notes (12.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $32,400,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                        $35,721,000
    12,715,000 Brazil (Federal Republic of) bonds
               8 7/8s, 2019                                          12,371,695
     6,710,000 Brazil (Federal Republic of) notes
               8 3/4s, 2025                                           6,273,850
     7,073,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                           8,657,352
CAD  9,650,000 Canada (Government of) bonds 5 1/2s,
               2010                                                   8,573,789
CAD  8,915,000 Canada (Government of) bonds
               Ser. WB60, 7 1/4s, 2007                                7,977,510
CAD  1,550,000 Canada (Government of) bonds
               Ser. WL43, 5 3/4s, 2029                                1,464,273
    $4,490,000 China Development Bank notes 4 3/4s,
               2014 (China)                                           4,324,912
     2,650,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                          2,795,750
     8,450,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          9,442,875
     6,965,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                           7,602,298
     5,775,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 8s  (9s,
               8/15/05), 2030 (STP)                                   5,183,063
EUR 17,480,000 France (Government of) bonds 5 3/4s,
               2032                                                  28,802,950
EUR 22,675,000 France (Government of) bonds 5 1/2s,
               2010                                                  32,987,369
EUR 47,000,000 France (Government of) bonds 4s,
               2013                                                  63,397,407
EUR  6,430,000 France (Government of) debs. 4s,
               2009                                                   8,715,084
EUR  9,780,000 Germany (Federal Republic of) bonds
               5s, 2012                                              13,999,085
EUR 45,510,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                     63,516,623
EUR 29,920,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                     41,213,902
EUR  8,050,000 Greece (Hellenic Republic of) bonds
               3 1/2s, 2008                                          10,675,425
    $1,300,000 Indonesia (Republic of) FRN 2.795s,
               2006                                                   1,285,375
     2,555,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                     2,529,450
     2,995,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                   3,114,800
     3,265,000 Peru (Republic of) bonds 8 3/8s,
               2016                                                   3,420,088
     5,055,000 Philippines (Republic of) bonds
               9 1/2s, 2024                                           5,396,213
     5,025,000 Philippines (Republic of) bonds
               8 3/8s, 2011                                           5,057,663
JPY580,000,000 Philippines (Republic of) 144A sr.
               sub. notes 3.2s, 2005                                  5,445,296
       $15,000 Russia (Federation of) bonds
               12 3/4s, 2028                                             24,488
    33,065,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                  33,941,223
    21,131,875 Russia (Federation of) 144A unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                  21,691,870
     7,605,000 Russia (Ministry of Finance) debs.
               Ser. V, 3s, 2008                                       6,996,600
     5,460,000 South Africa (Republic of) notes
               7 3/8s, 2012                                           6,006,000
     6,785,000 South Africa (Republic of) notes
               6 1/2s, 2014                                           7,090,325
SEK226,060,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                        39,730,337
SEK215,045,000 Sweden (Government of) debs. Ser.
               1041, 6 3/4s, 2014                                    37,788,328
   $26,710,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                  30,582,950
    24,960,000 United Mexican States notes 6 5/8s,
               2015 (S)                                              25,958,400
     3,320,000 Venezuela (Republic of) bonds
               9 3/8s, 2034                                           3,286,800
     1,395,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                          1,551,938
     5,905,000 Venezuela (Republic of) notes
               8 1/2s, 2014                                           5,816,425
     6,315,000 Venezuela (Republic of) unsub. bonds
               5 3/8s, 2010                                           5,620,350
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $570,158,625)                           $626,031,131

Asset-backed securities (11.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $77,221 Aames Mortgage Trust 144A Ser.
               03-1N, Class A, 7 1/2s, 2033                             $77,146
     1,447,459 ABSC NIMS Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                      1,451,078
               Aegis Asset Backed Securities Trust
               144A
       446,293 Ser. 04-1N, Class Note, 5s, 2034                         446,293
     1,303,019 Ser. 04-2N, Class N1, 4 1/2s, 2034                     1,299,965
     1,013,632 Ser. 04-4N, Class Note, 5s, 2034                       1,014,265
     1,770,000 Ameriquest Finance NIM Trust 144A
               Ser. 04-RN9, Class N2, 10s,  2034
               (Cayman Islands)                                       1,639,551
       210,591 AQ Finance NIM Trust 144A Ser.
               03-N9A, Class Note, 7.385s,  2033
               (Cayman Islands)                                         211,117
               Arcap REIT, Inc. 144A
     2,906,000 Ser. 03-1A, Class E, 7.11s, 2038                       3,013,159
     1,768,000 Ser. 04-1A, Class E, 6.42s, 2039                       1,757,779
       247,356 Argent NIM Trust 144A Ser. 04-WN2,
               Class A, 4.55s, 2034 (Cayman
               Islands)                                                 247,433
               Asset Backed Funding Corp. NIM Trust
               144A
     1,266,000 Ser. 04-0PT1, Class N2, 6.9s, 2033
               (Cayman Islands)                                       1,265,994
     1,106,076 Ser. 04-0PT5, Class N1, 4.45s, 2034
               (Cayman Islands)                                       1,106,076
       467,203 Ser. 04-AHL1, Class Note, 5.6s, 2033                     467,186
     1,550,833 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                       1,545,733
       118,000 Ser. 04-FF1, Class N2, 5s, 2034
               (Cayman Islands)                                         108,759
     1,909,000 Ser. 04-HE1, Class N2, 8s, 2034                        1,854,811
     2,253,099 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1,  3.55s,
               2033                                                   2,256,443
    31,026,583 Bank of America Alternative Loan
               Trust Ser. 03-11, Class 15,
               Interest Only (IO), 0.351s, 2019                         397,528
     3,310,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 3.84s, 2011                           3,382,406
     1,745,455 Bayview Financial Acquisition Trust
               Ser. 03-F, Class A, IO, 4s, 2006                          42,476
   108,011,159 Bayview Financial Asset Trust Ser.
               03-X, Class A,  IO, 0.9s, 2006                         1,890,195
    38,113,191 Bayview Financial Asset Trust 144A
               Ser. 03-Z, Class AIO1,  IO, 0.48s,
               2005                                                      83,470
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
        90,203 Ser. 04-FR1, Class A1, 5s, 2034
               (Cayman Islands)                                          90,203
     1,556,354 Ser. 04-HE10, Class A1, 4 1/4s, 2034
               (Cayman Islands)                                       1,552,463
     1,200,002 Ser. 04-HE5N, Class A1, 5s, 2034
               (Cayman Islands)                                       1,200,002
       617,000 Ser. 04-HE5N, Class A2, 5s, 2034
               (Cayman Islands)                                         617,000
       764,710 Ser. 04-HE6, Class A1, 5 1/4s, 2034                      765,905
     1,629,632 Ser. 04-HE7N, Class A1, 5 1/4s, 2034                   1,632,688
     1,703,000 Bear Stearns Asset Backed
               Securities, Inc. Ser. 04-FR3, Class
               M6, 6.1s, 2034                                         1,720,030
               Bombardier Capital Mortgage Securitization Corp.
     1,213,193 Ser. 00-A, Class A2, 7.575s, 2030                        888,755
     4,526,522 Ser. 00-A, Class A4, 8.29s, 2030                       3,734,381
     8,765,530 Ser. 99-B, Class A3, 7.18s, 2015                       6,617,975
     5,917,613 Ser. 99-B, Class A4, 7.3s, 2016                        4,473,810
       956,760 CARSS Finance Limited Partnership
               144A FRN Ser. 04-A, Class B2,
               3.76s, 2011                                              961,091
               CARSSX Finance, Ltd. 144A FRB Ser.
               04-AA
     1,180,438 Class B3, 6.16s, 2011 (Cayman
               Islands)                                               1,197,499
       980,008 Class B4, 8.31s, 2011 (Cayman
               Islands)                                               1,008,604
     3,730,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C, 3.89s, 2010                        3,818,121
               Chase Funding Net Interest Margin
               144A
        26,888 Ser. 03-4A, Class Note, 6 3/4s, 2036                      26,888
        65,979 Ser. 03-6A, Class Note, 5s, 2035                          65,979
               CHEC NIM Ltd., 144A Ser. 04-2
     1,774,224 Class N1, 4.45s, 2034 (Cayman
               Islands)                                               1,774,122
       687,000 Class N2, 8s, 2034 (Cayman Islands)                      683,077
       422,000 Class N3, 8s, 2034 (Cayman Islands)                      362,920
               Conseco Finance Securitizations Corp.
     2,391,000 FRB Ser. 01-4, Class M1, 4.44s, 2033                     980,310
     1,968,390 Ser. 00-2, Class A4, 8.48s, 2030                       1,966,226
    12,938,581 Ser. 00-4, Class A4, 7.73s, 2031                      12,578,296
     1,762,000 Ser. 00-4, Class A5, 7.97s, 2032                       1,490,564
    26,321,000 Ser. 00-4, Class A6, 8.31s, 2032                      22,731,309
       722,000 Ser. 00-6, Class A5, 7.27s, 2032                         674,330
     3,432,909 Ser. 00-6, Class M2, 8.2s, 2032                          343,291
     2,000,000 Ser. 01-04, Class A4, 7.36s, 2033                      2,005,274
    15,259,000 Ser. 01-1, Class A5, 6.99s, 2032                      14,260,449
       104,000 Ser. 01-3, Class A3, 5.79s, 2033                         105,752
    23,474,000 Ser. 01-3, Class A4, 6.91s, 2033                      22,775,367
     1,900,000 Ser. 01-3, Class M2, 7.44s, 2033                         313,500
     3,956,777 Ser. 01-4, Class B1, 9.4s, 2033                          534,165
    12,555,877 Ser. 02-1, Class A, 6.681s, 2033                      12,863,122
     4,668,000 Consumer Credit Reference IDX
               Securities 144A FRB Ser. 02-1A,
               Class A, 5.05s, 2007                                   4,738,020
     2,170,000 Countrywide Asset Backed
               Certificates Ser. 03-SC1, Class A,
               IO, 4 3/4s, 2005                                           7,459
               Countrywide Asset Backed
               Certificates 144A
       432,035 Ser. 04-1NIM, Class Note, 6s, 2034                       434,947
     8,283,867 Ser. 04-6N, Class N1, 6 1/4s, 2035                     8,325,866
     1,448,926 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                   1,452,096
    79,875,378 Countrywide Home Loans Ser. 05-2,
               Class 2X, IO, 1.295s, 2035                             2,670,833
       116,186 Countrywide Home Loans 144A Ser.
               03-R4, Class 1A,  Principal Only
               (PO), zero %, 2034                                        86,413
     3,427,000 Crest, Ltd. 144A Ser. 03-2A, Class
               E2, 8s, 2038 (Cayman Islands)                          3,407,809
     1,365,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  11.7s, 2015                      1,409,363
    13,100,002 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E, 7.751s, 2039                        13,456,158
     3,364,364 First Consumers Master Trust FRN
               Ser. 01-A, Class A, 3.12s, 2008                        3,337,028
     1,539,202 First Franklin Mortgage Loan NIM
               Trust 144A Ser. 04-FF10, Class
               N1, 4.45s, 2034 (Cayman Islands)                       1,539,100
       577,209 First Franklin NIM Trust 144A Ser.
               03-FF3A, Class A, 6 3/4s, 2033                           574,968
     1,229,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 3.97s, 2038                                  1,241,290
               Fremont NIM Trust 144A
       429,215 Ser. 04-3, Class B, 7 1/2s, 2034                         414,149
     1,384,166 Ser. 04-A, Class Note, 4 3/4s, 2034                    1,379,044
     1,542,936 Ser. 04-3, Class A, 4 1/2s, 2034                       1,540,313
       614,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 4.85s, 2037                                   640,648
               Granite Mortgages PLC FRB
EUR 10,080,000 Ser. 03-2, Class 2C1, 5.2s, 2043
               (United Kingdom)                                      13,976,590
GBP  7,560,000 Ser. 03-2, Class 3C, 6.42s, 2043
               (United Kingdom)                                      14,869,502
    $3,300,000 Ser. 02-1, Class 1C, 3.97s, 2042
               (United Kingdom)                                       3,351,810
       370,000 Ser. 02-2, Class 1C, 3.92s, 2043
               (United Kingdom)                                         375,920
               Green Tree Financial Corp.
     2,913,749 Ser. 94-4, Class B2, 8.6s, 2019                        2,076,536
     6,599,774 Ser. 94-6, Class B2, 9s, 2020                          5,355,677
     2,737,142 Ser. 95-4, Class B1, 7.3s, 2025                        2,662,726
     2,796,090 Ser. 95-8, Class B1, 7.3s, 2026                        2,134,303
     1,398,105 Ser. 95-F, Class B2, 7.1s, 2021                        1,333,443
     2,979,000 Ser. 96-8, Class M1, 7.85s, 2027                       2,549,127
       665,791 Ser. 99-3, Class A5, 6.16s, 2031                         678,066
     9,206,000 Ser. 99-5, Class A5, 7.86s, 2030                       8,095,599
     1,054,818 Green Tree Home Improvement Loan
               Trust Ser. 95-D, Class B2,  7.45s,
               2025                                                   1,054,818
               Greenpoint Manufactured Housing
    17,676,704 Ser. 00-3, Class IA, 8.45s, 2031                      16,856,080
       632,000 Ser. 99-5, Class A4, 7.59s, 2028                         657,502
     9,693,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      9,533,876
               GSAMP Trust 144A
       225,008 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                     225,008
       342,172 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                     341,761
     1,011,973 Ser. 04-HE1N, Class N1, 5s, 2034                       1,009,848
     8,400,570 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                   8,389,649
     3,884,000 Ser. 04-NIM1, Class N2, zero %, 2034                   2,846,972
     8,176,076 Ser. 04-NIM2, Class N, 4 7/8s, 2034                    8,163,812
     1,087,251 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                   1,085,947
     2,434,066 GSMPS Mortgage Loan Trust 144A Ser.
               01-2, IO, 0.142s, 2032                                    11,410
               Holmes Financing PLC FRB
     2,320,000 Ser. 4, Class 3C, 3.96s, 2040
               (United Kingdom)                                       2,349,696
     1,938,000 Ser. 8, Class 2C, 3.38s, 2040
               (United Kingdom)                                       1,950,113
               Home Equity Asset Trust 144A
       480,316 Ser. 02-5N, Class A, 8s, 2033                            480,316
     2,980,355 Ser. 05-6N, Class A, 5 1/4s, 2035                      2,970,341
       659,216 Ser. 03-7N, Class A, 5 1/4s, 2034                        659,628
       539,902 Ser. 04-5N, Class A, 5 1/4s, 2034                        539,902
               LNR CDO, Ltd. 144A FRB
     7,500,000 Ser. 02-1A, Class FFL, 5.6s, 2037
               (Cayman Islands)                                       7,544,250
    11,120,000 Ser. 03-1A, Class EFL, 5.85s, 2036
               (Cayman Islands)                                      12,120,800
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
       990,746 Ser. 04-2, Class N1, 4.94s, 2034                         990,746
     1,571,640 Ser. 04-5, Class Note, 5s, 2034                        1,575,098
               Long Beach Mortgage Loan Trust Ser.
               04-3
    16,128,109 Class S1, IO, 4 1/2s, 2006                               816,082
     7,213,426 Class S2, IO, 4 1/2s, 2006                               364,999
GBP  6,500,000 Lothian Mortgages PLC 144A FRN Ser.
               3A, Class D, 5.67s, 2039 (United
               Kingdom)                                              12,281,100
    $6,357,565 Madison Avenue Manufactured Housing
               Contract FRB Ser. 02-A,  Class B1,
               6.1s, 2032                                             3,051,631
               Master Asset Backed Securities NIM
               Trust 144A
     1,058,000 Ser. 04-CI5, Class N2, 9s, 2034                        1,054,826
     1,322,843 Ser. 04-HE1A, Class Note, 5.191s,
               2034                                                   1,314,906
     3,730,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5, Class C5,  3.99s,
               2010                                                   3,807,841
       316,730 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N, Class N1,  8s,
               2005                                                     317,026
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       905,561 Ser. 04-FM1N, Class N1, 5s, 2035
               (Cayman Islands)                                         899,901
       773,858 Ser. 04-HE1N, Class N1, 5s, 2006                         768,296
        78,520 Ser. 04-WM2N, Class N1, 4 1/2s, 2005                      78,177
       133,326 Ser. 04-WM3N, Class N1, 4 1/2s, 2005                     132,618
     1,448,773 Mid-State Trust Ser. 11, Class B,
               8.221s, 2038                                           1,468,581
     1,597,000 Morgan Stanley ABS Capital I FRB
               Ser. 04-HE8, Class B3, 6.05s, 2034                     1,656,211
               Morgan Stanley Auto Loan Trust 144A
       154,000 Ser. 04-HB1, Class D, 5 1/2s, 2011                       152,614
     1,297,000 Ser. 04-HB2, Class E, 5s, 2012                         1,243,904
               Morgan Stanley Dean Witter Capital I
               FRN
     1,134,681 Ser. 01-NC3, Class B1, 5.3s, 2031                      1,129,959
       168,182 Ser. 01-NC4, Class B1, 5.35s, 2032                       166,850
     2,000,000 N-Star Real Estate CDO, Ltd. 144A
               FRB Ser. 1A, Class C1A, 5.89s,  2038
               (Cayman Islands)                                       2,020,000
               Neon Capital, Ltd. 144A limited
               recourse sec. notes
     2,649,208 Ser. 94, 1.105s, 2013 (Cayman
               Islands) (F) (g)                                       2,340,583
     2,028,770 Ser. 95, 2.319s, 2013 (Cayman
               Islands) (F) (g)                                         763,645
     4,330,907 Ser. 96, 1.686s, 2013 (Cayman
               Islands) (F) (g)                                       2,974,735
    20,169,472 Ser. 96, 1.458s, 2013 (Cayman
               Islands) (F) (g) (h)                                  21,110,680
       650,826 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B,  Class Note, 6 1/2s,
               2033                                                     652,250
               Novastar NIM Trust 144A
       508,280 Ser. 04-N1, Class Note, 4.458s, 2034                     508,280
       116,132 Ser. 04-N2, Class Note, 4.458s, 2034                     116,132
               Oakwood Mortgage Investors, Inc.
       976,620 Ser. 01-C, Class A1, 5.16s, 2012                         550,255
    10,899,783 Ser. 01-C, Class A2, 5.92s, 2017                       6,608,593
     5,085,765 Ser. 01-C, Class A4, 7.405s, 2030                      3,425,552
       200,000 Ser. 01-D, Class A4, 6.93s, 2031                         154,394
     9,971,455 Ser. 01-E, Class A2, 5.05s, 2019                       8,122,059
     1,028,312 Ser. 02-A, Class A2, 5.01s, 2020                         845,345
     3,244,000 Ser. 02-B, Class A4, 7.09s, 2032                       2,855,907
    16,397,392 Ser. 02-C, Class A1, 5.41s, 2032                      14,269,010
    10,777,580 Ser. 99-B, Class A4, 6.99s, 2026                       9,721,712
     9,749,687 Ser. 99-D, Class A1, 7.84s, 2029                       9,074,804
     1,083,072 Oakwood Mortgage Investors, Inc.
               144A Ser. 01-B, Class A4,  7.21s,
               2030                                                   1,009,026
     3,643,000 Ocean Star PLC 144A FRB Ser. 04-A,
               Class E, 9.29s, 2018 (Ireland)                         3,643,000
     1,245,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                   1,301,025
        99,985 Option One Mortgage Securities Corp.
               NIM Trust 144A Ser. 03-5, Class
               Note, 6.9s, 2033                                         100,485
       542,000 Park Place Securities NIM Trust 144A
               Ser. 04-WCW2, Class D,  7.387s, 2034
               (Cayman Islands)                                         542,000
       854,267 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A4FL, 8.33s,
               2012                                                     856,069
       774,000 People's Choice Net Interest Margin
               Note 144A Ser. 04-2, Class B,  5s,
               2034                                                     701,244
               Permanent Financing PLC FRB
     2,390,000 Ser. 1, Class 3C, 4.17s, 2042
               (United Kingdom)                                       2,412,944
     3,300,000 Ser. 3, Class 3C, 4.12s, 2042
               (United Kingdom)                                       3,344,880
GBP  6,492,000 Ser. 6, Class 3C, 5.686s, 2042
               (United Kingdom)                                      12,265,985
               Providian Gateway Master Trust
    $6,550,000 FRN Ser. 04-EA, Class E, 5.81s, 2011                   6,460,031
    10,606,000 Ser. 02, Class B, PO, zero %, 2006                    10,070,416
       220,000 Providian Gateway Master Trust 144A
               FRN Ser. 04-BA, Class D,  4.21s,
               2010                                                     221,673
    14,133,291 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1, Class A,
               IO, 5 3/4s, 2005                                         201,298
     2,982,529 Residential Asset Securities Corp.
               144A Ser. 04-N10B, Class A1,  5s,
               2034                                                   2,982,529
       950,000 Residential Mortgage Securities 144A
               FRB Ser. 20A, Class B1A,  5.766s,
               2038 (United Kingdom)                                  1,794,930
     1,348,077 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                         1,371,247
               SAIL Net Interest Margin Notes 144A
     1,646,053 Ser. 03-10A, Class A, 7 1/2s, 2033
               (Cayman Islands)                                       1,654,283
       514,717 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                         519,864
       218,813 Ser. 03-13A, Class A, 6 3/4s, 2033
               (Cayman Islands)                                         219,907
       319,905 Ser. 03-3, Class A, 7 3/4s, 2033
               (Cayman Islands)                                         322,304
       145,546 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         145,386
       767,536 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         767,312
       700,347 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                         700,347
       751,290 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                         745,716
       185,416 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                         184,483
       563,610 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                         560,679
       764,233 Ser. 03-BC2A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                         762,012
     3,608,730 Ser. 04-10A, Class A, 5s, 2034
               (Cayman Islands)                                       3,610,173
     2,541,654 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                       2,541,654
     2,678,860 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                       2,674,842
       120,000 Ser. 04-4A, Class B, 7 1/2s, 2034
               (Cayman Islands)                                         117,600
        89,293 Ser. 04-5A, Class A, 4 1/2s, 2034
               (Cayman Islands)                                          89,162
       489,637 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                         488,956
       106,037 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                         103,132
     1,674,594 Ser. 04-8A, Class A, 5s, 2034
               (Cayman Islands)                                       1,674,594
     1,402,678 Ser. 04-8A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                       1,383,742
     1,617,424 Ser. 04-AA, Class A, 4 1/2s, 2034
               (Cayman Islands)                                       1,611,763
               Sasco Net Interest Margin Trust 144A
        54,875 Ser. 03-AM1, Class A, 7 3/4s, 2033
               (Cayman Islands)                                          54,607
     1,883,626 Ser. 03-BC1, Class B, zero %, 2033
               (Cayman Islands)                                         847,632
     3,948,951 Ser. 05-WF1A, Class A, 4 3/4s, 2035                    3,958,033
       280,671 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A,  6.656s, 2033                        280,671
               Sharps SP I, LLC Net Interest Margin
               Trust 144A
       536,035 Ser. 03-0P1N, Class NA, 4.45s, 2033                      536,035
       243,375 Ser. 03-NC1N, Class N, 7 1/4s, 2033                      243,375
       142,377 Ser. 03-TC1N, Class N, 7.45s, 2033                       142,377
       685,435 Ser. 04-HE2N, Class NA, 5.43s, 2034                      683,721
     2,070,000 South Coast Funding 144A FRB Ser.
               3A, Class A2, 3.971s, 2038 (Cayman
               Islands)                                               2,088,837
               Structured Asset Investment Loan
               Trust
     1,973,571 Ser. 03-BC13, Class A, IO, 6s, 2005                       17,697
       560,899 Ser. 03-BC1A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                         562,652
     1,319,327 Ser. 03-BC8, Class A, IO, 6s, 2005                        31,433
    74,533,073 Ser. 04-1, Class A, IO, 6s, 2005                       1,407,528
       586,237 Structured Asset Securities Corp.
               Ser. 98-RF3, Class A, IO, 6.1s, 2028                      71,814
     3,688,000 TIAA Real Estate CD0, Ltd. Ser.
               03-1A, Class E, 8s, 2038 (Cayman
               Islands)                                               3,494,765
     2,403,000 TIAA Real Estate CD0, Ltd. 144A Ser.
               02-1A, Class IV, 6.84s, 2037                           2,230,806
     1,467,335 Wells Fargo Home Equity Trust Ser.
               04-1, Class A, IO, 6s, 2005                               42,250
               Wells Fargo Home Equity Trust 144A
     5,411,789 Ser. 04-2, Class N1, 4.45s, 2034
               (Cayman Islands)                                       5,411,468
     1,608,000 Ser. 04-2, Class N2, 8s, 2034
               (Cayman Islands)                                       1,527,600
               Whole Auto Loan Trust 144A
     4,427,756 Ser. 03-1, Class D, 6s, 2010                           4,437,848
     3,251,000 Ser. 04-1, Class D, 5.6s, 2011                         3,239,825
                                                                 --------------
               Total Asset-backed securities
               (cost $561,446,850)                                 $556,131,832

Senior loans (6.4%) (a) (c)
Principal amount                                                          Value

Basic Materials (0.5%)
-------------------------------------------------------------------------------
      $993,750 Buckeye Technologies, Inc. bank term
               loan FRN 4.964s, 2010                                 $1,007,828
       403,734 Graphic Packaging Corp. bank term
               loan FRN Ser. C, 5.143s, 2010                            410,496
     4,120,532 Hercules, Inc. bank term loan FRN
               Ser. B, 3.985s, 2010                                   4,172,039
       455,000 Huntsman Corp. bank term loan FRN
               Ser. B, 5.88s, 2010                                      462,280
     1,985,487 Innophos, Inc. bank term loan FRN
               5.365s, 2010                                           2,015,269
     2,437,006 Koch Cellulose, LLC bank term loan
               FRN Ser. B, 4.8s, 2011                                 2,472,038
       612,994 Koch Cellulose, LLC bank term loan
               FRN Ser. C, 4.44s, 2011                                  621,806
     1,100,000 Mosaic Co. (The) bank term loan FRN
               Ser. B, 4.452s, 2012                                   1,112,375
       915,592 Nalco Co. bank term loan FRN Ser. B,
               4.951s, 2010                                             933,014
       444,841 Novelis, Inc. bank term loan FRN
               Ser. B, 4 1/2s, 2012 (Canada)                            451,847
       256,121 Novelis, Inc. bank term loan FRN,
               4 1/2s, 2012 (Canada)                                    260,122
       600,000 PQ Corp. bank term loan FRN Ser. B,
               4 3/4s, 2012                                             609,375
     5,000,000 Rockwood Specialties Group, Inc.
               bank term loan FRN Ser. D,  4.95s,
               2012                                                   5,100,000
     1,181,405 SGL Carbon, LLC bank term loan FRN
               5.989s, 2009 (Germany)                                 1,202,079
       323,121 Smurfit-Stone Container Corp. bank
               term loan FRN 2.3s, 2010                                 328,978
     2,582,319 Smurfit-Stone Container Corp. bank
               term loan FRN Ser. B, 4.777s, 2011                     2,629,661
       794,560 Smurfit-Stone Container Corp. bank
               term loan FRN Ser. C, 4 7/8s, 2011                       809,259
       987,500 St. Mary's Cement Corp. bank term
               loan FRN Ser. B, 4.56s, 2009                           1,002,313
                                                                 --------------
                                                                     25,600,779

Capital Goods (0.9%)
-------------------------------------------------------------------------------
     1,373,500 AGCO Corp. bank term loan FRN
               4.729s, 2008                                           1,394,961
       775,950 Alliant Techsystems, Inc. bank term
               loan FRN Ser. B, 4.359s, 2011                            788,074
     2,297,297 Allied Waste Industries, Inc. bank
               term loan FRN 4.564s, 2012                             2,316,537
     6,202,703 Allied Waste Industries, Inc. bank
               term loan FRN Ser. B, 4.564s, 2012                     6,254,861
     1,458,954 Amsted Industries, Inc. bank term
               loan FRN 5.439s, 2010                                  1,478,406
     1,600,000 Ashtead Group PLC bank term loan FRN
               Ser. B, 5.063s, 2009 (United
               Kingdom)                                               1,622,000
       848,005 Berry Plastics Corp. bank term loan
               FRN 4.77s, 2010                                          861,785
     2,507,720 Communications & Power, Inc. bank
               term loan FRN 6 1/2s, 2010                             2,539,067
     2,273,010 Decrane Aircraft Holdings Co. bank
               term loan FRN 12s, 2008 (PIK)                          2,273,010
       748,116 Enersys Capital, Inc. bank term loan
               FRN Ser. B, 4.15s, 2011                                  761,208
       602,285 Flowserve Corp. bank term loan FRN
               Ser. C, 5.473s, 2009                                     612,825
     3,700,000 Hexcel Corp. bank term loan FRN
               Ser. B, 4 5/8s, 2012                                   3,749,721
       810,634 Invensys, PLC bank term loan FRN
               Ser. B-1, 6.091s, 2009 (United
               Kingdom)                                                 824,314
     3,593,349 Mueller Group, Inc. bank term loan
               FRN 5.569s, 2011                                       3,624,790
       394,214 Owens-Illinois, Inc. bank term loan
               FRN Ser. B, 5.58s, 2008                                  401,212
       500,000 Polypore, Inc. bank term loan FRN
               4.92s, 2011                                              505,625
     2,400,000 Roper Industries, Inc. bank term
               loan FRN Ser. A, 4 1/4s, 2009                          2,410,001
     1,014,750 Solo Cup Co. bank term loan FRN
               5.076s, 2011                                           1,028,957
       830,769 Standard Aero Holdings, Inc. bank
               term loan FRN Ser. B, 5.299s, 2012                       842,192
     5,145,966 Terex Corp. bank term loan FRN Class
               C, 5.064s, 2009                                        5,201,712
     1,240,565 Terex Corp. bank term loan FRN
               Ser. B, 4.89s, 2009                                    1,253,488
     3,349,311 Transdigm, Inc. bank term loan FRN
               Ser. C, 4.935s, 2010                                   3,397,458
                                                                 --------------
                                                                     44,142,204

Communication Services (0.5%)
-------------------------------------------------------------------------------
     1,000,000 Alaska Communications Systems Group,
               Inc. bank term loan  FRN Ser. B,
               4.64s, 2012                                            1,014,688
     3,217,500 Consolidated Communications Holdings
               bank term loan FRN Ser. C, 5.185s,
               2012                                                   3,241,631
       320,476 Consolidated Communications Holdings
               bank term loan FRN Ser. D, 5.064s,
               2011                                                     323,681
     4,000,000 Fairpoint Communications, Inc. bank
               term loan FRN Ser. B,  4 3/4s, 2012                    4,053,000
     2,265,708 PanAmSat Corp. bank term loan FRN
               Ser. B, 5.37s, 2010                                    2,300,128
     1,381,250 Qwest Communications International,
               Inc. bank term loan FRN  Ser. A,
               7.39s, 2007                                            1,426,788
     2,488,001 SBA Senior Finance, Inc. bank term
               loan FRN 5.905s, 2008                                  2,529,986
     3,404,957 Syniverse Holdings, Inc. bank term
               loan FRN Ser. B, 5.011s, 2012                          3,456,032
     4,682,000 Valor Telecommunications Enterprises
               LLC/Finance Corp.  bank term loan
               FRN Ser. B, 6.243s, 2012                               4,749,304
                                                                 --------------
                                                                     23,095,238

Consumer Cyclicals (1.3%)
-------------------------------------------------------------------------------
     1,970,038 Adams Outdoor Advertising bank term
               loan FRN 4.92s, 2011                                   1,986,044
     4,755,600 Advertising Directory Solutions,
               Inc. bank term loan FRN 4.72s,  2011
               (Canada)                                               4,761,545
       576,016 American Media Operations bank term
               loan FRN Ser. C, 4.793s, 2007                            583,936
     2,000,000 Boise Cascade Corp. bank term loan
               FRN Ser. B, 4.938s, 2011                               2,035,000
     1,069,509 Coinmach Corp. bank term loan FRN
               Ser. B, 5.774s, 2009                                   1,082,209
        55,530 Corrections Corporation of America
               bank term loan FRN Ser. D,  4.95s,
               2008                                                      56,224
     1,556,297 Dex Media East, LLC/Dex Media East
               Finance Co. bank term loan  FRN
               Class A, 4.659s, 2008                                  1,577,047
     3,098,074 Dex Media West, LLC/Dex Media West
               Finance Co. bank term loan  FRN
               Ser. B, 4.654s, 2010                                   3,146,160
       525,000 Federal Mogul Corp. bank term loan
               FRN Ser. A, 4.92s, 2006                                  490,547
       975,000 Federal Mogul Corp. bank term loan
               FRN Ser. B, 5.17s, 2006                                  913,149
       820,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 9 1/4s, 2006                          826,150
       375,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 4.6s, 2007                            377,109
     1,210,542 Hayes Lemmerz International, Inc.
               bank term loan FRN 6.574s, 2009                        1,227,187
     5,716,000 Jostens IH Corp. bank term loan FRN
               Ser. C, 5.19s, 2010                                    5,804,124
     2,000,000 Journal Register Co. bank term loan
               FRN Ser. B, 4.176s, 2012                               2,015,626
       975,333 Lamar Media Corp. bank term loan FRN
               Ser. D, 4.531s, 2010                                     986,306
     2,900,000 Landsource, Inc. bank term loan FRN
               Ser. B, 5 3/8s, 2010                                   2,936,250
       860,283 NCI Building Systems, Inc. bank term
               loan FRN Ser. B, 4 3/4s, 2010                            872,112
     3,000,000 Nortek Holdings, Inc. bank term loan
               FRN Ser. B, 5.344s, 2011                               3,041,250
       763,047 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 5.62s, 2009                                      767,340
     1,538,144 R.H. Donnelley Finance Corp. bank
               term loan FRN Ser. A-3,  4.389s,
               2009                                                   1,552,603
       858,961 R.H. Donnelley Finance Corp. bank
               term loan FRN Ser. D,  4.601s, 2011                      872,626
     5,700,000 Resorts International Hotel and
               Casino, Inc. bank term loan  FRN
               5.064s, 2012                                           5,811,623
       680,893 Sealy Mattress Co. bank term loan
               FRN Ser. C, 4.768s, 2012                                 693,376
     2,700,000 TransWestern Publishing/TWP Cap bank
               term loan FRN 4.563s, 2011                             2,735,999
       984,933 TransWestern Publishing/TWP Cap bank
               term loan FRN Ser. B,  4.201s, 2011                      987,806
     3,887,188 TRW Automotive, Inc. bank term loan
               FRN Ser. B, 4 3/8s, 2010                               3,922,822
     1,497,500 TRW Automotive, Inc. bank term loan
               FRN Ser. E, 3 7/8s, 2010                               1,511,539
     6,571,282 Venetian Casino Resort, LLC bank
               term loan FRN Ser. B, 4.81s, 2011                      6,651,780
     1,354,904 Venetian Casino Resort, LLC bank
               term loan FRN Ser. DD,  4.314s, 2011
               (U)                                                    1,371,840
     1,127,500 WRC Media Corp. bank term loan FRN
               6.761s, 2009                                           1,124,681
                                                                 --------------
                                                                     62,722,010

Consumer Staples (1.5%)
-------------------------------------------------------------------------------
       243,291 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.915s, 2009                           245,926
       608,227 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.78s, 2009                            614,816
     1,000,000 American Lawyer Media Holdings bank
               term loan FRN  7 1/4s, 2010 (U)                        1,007,500
       717,615 AMF Bowling Worldwide bank term loan
               FRN Ser. B, 5.893s, 2009                                 721,651
     6,280,000 Century Cable Holdings bank term
               loan FRN 7 3/4s, 2009                                  6,235,142
     4,911,159 Charter Communications Holdings,
               LLC/Capital Corp.  bank term loan
               FRN Ser. B, 5.98s, 2011 (United
               Kingdom)                                               4,933,082
     2,834,625 Cinemark, Inc. bank term loan FRN
               Class C, 5.12s, 2011                                   2,891,318
     7,530,833 Constellation Brands, Inc. bank term
               loan FRN Ser. B, 4.395s, 2011                          7,647,983
     1,200,000 Dean Foods Co. bank term loan FRN
               Ser. A, 3.81s, 2009                                    1,209,750
     1,042,409 DirecTV Holdings/Finance bank term
               loan FRN Ser. B-3, 4.56s, 2010                         1,043,191
       228,328 Dole Food Co., Inc. bank term loan
               FRN Ser. D, 5.115s, 2009                                 228,518
     1,500,000 Domino's, Inc. bank term loan FRN,
               4.313s, 2010                                           1,521,251
     4,250,000 Freedom Communications, Inc. bank
               term loan FRN Ser. B,  4.597s, 2012                    4,319,063
       150,000 Frontier Vision bank term loan FRN
               Ser. B, 7.025s, 2006                                     150,563
     1,668,875 Insight Midwest LP/Insight Capital,
               Inc. bank term loan  FRN 5.438s,
               2009                                                   1,698,427
     4,884,951 Intelsat Bermuda, Ltd. bank term
               loan FRN Ser. B, 6 1/2s,  2011
               (Bermuda)                                              4,950,595
       700,608 Itron, Inc. bank term loan FRN
               4.841s, 2010                                             707,322
     4,485,000 Jean Coutu Group PJC, Inc. bank term
               loan FRN Ser. B, 5s, 2011                              4,571,197
     3,459,405 Loews Cineplex bank term loan FRN
               Ser. B, 4.901s, 2011                                   3,517,243
     2,244,375 Mediacom Communications Corp. bank
               term loan FRN Ser. B,  4.963s, 2012                    2,281,549
     1,223,850 MGM Studios, Inc. bank term loan FRN
               Ser. B, 5.06s, 2011                                    1,223,085
     4,085,000 Olympus Cable bank term loan FRN
               Ser. B, 7 1/2s, 2010                                   4,047,340
     2,232,500 Pinnacle Foods Holding Corp. bank
               term loan FRN 5.813s, 2010                             2,256,220
     2,000,000 Prestige Brands, Inc. bank term loan
               FRN Ser. B, 5.388s, 2011                               2,030,000
     5,091,184 Regal Cinemas, Inc. bank term loan
               FRN Ser. B, 4.56s, 2010                                5,175,733
     1,164,075 Roundy's bank term loan FRN Ser. B,
               4.926s, 2009                                           1,173,170
     2,715,625 Sinclair Broadcast Group, Inc. bank
               term loan FRN Ser. A, 4.17s, 2009                      2,724,111
       673,989 Six Flags, Inc. bank term loan FRN
               Ser. B, 5 1/4s, 2009                                     684,099
       386,975 Sun Media Corp. bank term loan FRN
               Ser. B, 4.73s, 2009 (Canada)                             392,457
     6,088,500 Universal City Development bank term
               loan FRN Ser. B, 4.725s, 2011                          6,187,438
       990,000 Warner Music Group bank term loan
               FRN Ser. B, 5.088s, 2011                                 997,012
                                                                 --------------
                                                                     77,386,752

Energy (0.2%)
-------------------------------------------------------------------------------
       447,500 Belden and Blake Corp. bank term
               loan FRN 5.894s, 2011                                    451,975
     1,230,000 Dresser, Inc. bank term loan FRN
               5.84s, 2010                                            1,248,450
       464,223 Dresser, Inc. bank term loan FRN
               Ser. C, 4.15s, 2009                                      473,121
     5,648,768 Magellan Midstream Holdings bank
               term loan FRN Ser. B, 5.09s, 2011                      5,733,499
     1,874,536 Trico Marine Services, Inc. bank
               term loan FRN 8.05s, 2005                              1,855,791
     2,950,000 Universal Compression, Inc. bank
               term loan FRN Ser. B, 4.34s, 2012                      2,991,486
                                                                 --------------
                                                                     12,754,322

Financial (0.4%)
-------------------------------------------------------------------------------
     4,750,000 Fidelity National Information
               Solutions bank term loan FRN
               Ser. B, 4.51s, 2013                                    4,764,844
     8,630,861 General Growth Properties bank term
               loan FRN Ser. B,  4.94s, 2008 (R)                      8,772,097
       552,943 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B, 4.813s, 2011                            561,583
     5,000,000 Maguire Properties, Inc. bank term
               loan FRN Ser. B, 6 1/2s, 2010                          5,050,000
                                                                 --------------
                                                                     19,148,524

Health Care (0.5%)
-------------------------------------------------------------------------------
     3,065,657 Beverly Enterprises, Inc. bank term
               loan FRN 5.186s, 2008                                  3,091,203
     5,400,900 Community Health Systems, Inc. bank
               term loan FRN Ser. B,  4.639s, 2011                    5,468,411
     1,572,120 Concentra bank term loan FRN 5.167s,
               2009                                                   1,593,081
     5,735,516 Express Scripts, Inc. bank term loan
               FRN Ser. B, 4.131s, 2010                               5,785,702
       813,850 Fisher Scientific International,
               Inc. bank term loan FRN Ser. B,
               4.17s, 2011                                              820,632
       788,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 6.06s, 2009                                794,895
     1,162,500 Healthsouth Corp. bank term loan FRN
               7 1/4s, 2010                                           1,171,583
       313,690 Healthsouth Corp. bank term loan FRN
               5.064s, 2010                                             316,435
     1,454,655 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 4.31s, 2011                           1,472,838
       684,073 Stewart Enterprises, Inc. bank term
               loan FRN Class B, 4.64s, 2011                            695,189
     1,449,718 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.92s, 2008                                1,472,270
     1,975,287 VWR International, Inc. bank term
               loan FRN Ser. B, 5.17s, 2011                           2,008,620
        16,562 Warner Chilcott Corp. bank term loan
               FRN, 5.314s, 2012 (U)                                     16,665
       672,124 Warner Chilcott Corp. bank term loan
               FRN Ser. C, 5.584s, 2012                                 678,509
       310,502 Warner Chilcott Corp. bank term loan
               FRN Ser. D, 5.584s, 2012                                 313,452
        82,808 Warner Chilcott Corp. bank term loan
               FRN, 5.314s, 2012 (U)                                     83,325
     1,668,004 Warner Chilcott Corp. bank term loan
               FRN Ser. B, 5.584s, 2012                               1,683,850
                                                                 --------------
                                                                     27,466,660

Technology (0.2%)
-------------------------------------------------------------------------------
     2,700,000 AMI Semiconductor, Inc. bank term
               loan FRN Class B, 4.064s, 2012                         2,710,260
       992,500 Iron Mountain, Inc. bank term loan
               FRN Ser. C, 4.688s, 2011                               1,003,914
     2,142,900 Seagate Technology Hdd Holdings bank
               term loan FRN 5 1/8s, 2007 (Cayman
               Islands)                                               2,179,507
       857,100 Seagate Technology Hdd Holdings bank
               term loan FRN Ser. B, 5 1/8s, 2007
               (Cayman Islands)                                         871,742
     2,187,494 UGS PLM Solutions, Inc. bank term
               loan FRN Ser. B, 7s, 2011                              2,228,510
                                                                 --------------
                                                                      8,993,933

Transportation (0.1%)
-------------------------------------------------------------------------------
     2,992,500 Kansas City Southern Railway Co.
               bank term loan FRN Ser. B,  4.533s,
               2008                                                   3,038,136
       810,833 Pacer International, Inc. bank term
               loan FRN 4.674s, 2010                                    827,050
       894,286 Rail America, Inc. bank term loan
               FRN Ser. B, 4 7/8s, 2011                                 910,681
       105,714 Rail America, Inc. bank term loan
               FRN Ser. B, 4 7/8s, 2011                                 107,652
                                                                 --------------
                                                                      4,883,519

Utilities & Power (0.3%)
-------------------------------------------------------------------------------
       815,900 Dynegy, Inc. bank term loan FRN
               Ser. B, 6.72s, 2010                                      831,963
     1,725,000 El Paso Corp. bank term loan FRN
               Ser. C, 2.3s, 2009                                     1,745,215
     6,130,560 El Paso Corp. bank term loan FRN
               Ser. B, 5.438s, 2009                                   6,211,024
     1,203,125 NRG Energy, Inc. bank term loan FRN
               2.45s, 2011                                            1,220,570
     1,543,008 NRG Energy, Inc. bank term loan FRN
               Ser. B, 4.515s, 2011                                   1,565,381
     1,825,153 Williams Cos., Inc. bank term loan
               FRN Ser. C, 5.315s, 2007                               1,850,249
                                                                 --------------
                                                                     13,424,402
                                                                 --------------
               Total Senior loans
               (cost $318,270,751)                                 $319,618,343

Collateralized mortgage obligations (6.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Banc of America Commercial Mortgage,
               Inc. 144A
    $1,170,000 Ser. 01-1, Class J, 6 1/8s, 2036                      $1,143,081
     2,633,000 Ser. 01-1, Class K, 6 1/8s, 2036                       1,945,026
               Banc of America Large Loan 144A
     1,090,000 FRB Ser. 02-FL2A, Class L1, 5.746s,
               2014                                                   1,091,838
       600,000 FRB Ser. 05-BOCA, Class M, 4.93s,
               2016                                                     600,961
       843,000 FRB Ser. 05-BOCA, Class L, 4.53s,
               2016                                                     844,350
       655,000 FRB Ser. 05-BOCA, Class K, 4.18s,
               2016                                                     655,716
       212,000 FRB Ser. 05-BOCA, Class J, 3.93s,
               2016                                                     212,232
       504,000 FRB Ser. 05-BOCA, Class H, 3.78s,
               2016                                                     504,394
    12,033,276 Ser. 03-BBA2, Class X1A, IO, 0.746s,
               2015                                                      53,047
     1,174,000 Bear Stearns Commercial Mortgage
               Securitization Corp.  Ser. 00-WF2,
               Class F, 8.204s, 2032                                  1,364,723
     3,000,000 Bear Stearns Commercial Mortgage
               Securitization Corp. 144A Ser.
               04-ESA, Class K, 5.3s, 2016                            2,999,987
   116,581,070 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, IO,  0.716s, 2017                         2,477,348
     3,948,000 Commercial Mortgage Pass-Through
               Certificates 144A Ser.
               01-FL4A, Class D, 3.66s, 2013                          3,908,899
     3,310,500 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1, Class A2, 7s, 2033                         3,510,165
    14,703,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                   15,271,848
               CS First Boston Mortgage Securities
               Corp. 144A
     4,911,000 FRB Ser. 05-TFLA, Class L, 4.66s,
               2020                                                   4,911,000
     1,310,000 FRB Ser. 05-TFLA, Class K, 4.11s,
               2020                                                   1,310,000
     2,934,000 FRN Ser. 03-TF2A, Class L, 6.81s,
               2014                                                   2,923,790
     7,396,000 Ser. 98-C1, Class F, 6s, 2040                          5,425,395
     2,599,000 Ser. 02-CP5, Class M, 5 1/4s, 2035                     1,836,453
   224,245,927 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1, Class X,
               IO, 0.715s, 2031                                       6,584,508
               DLJ Commercial Mortgage Corp.
     2,235,111 Ser. 98-CF2, Class B4, 6.04s, 2031                     2,164,191
     7,128,872 Ser. 98-CF2, Class B5, 5.95s, 2031                     4,948,439
               DLJ Mortgage Acceptance Corp. 144A
     1,974,000 Ser. 97-CF1, Class B2, 8.16s, 2030                     1,184,400
     1,948,000 Ser. 97-CF1, Class B1, 7.91s, 2030                     2,080,939
GBP    984,468 European Loan Conduit 144A FRN Ser.
               6A, Class F, 7.116s,  2010 (United
               Kingdom)                                               1,884,049
GBP  2,643,178 European Loan Conduit FRN Ser. 6X,
               Class E, 6.616s,  2010 (United
               Kingdom)                                               5,062,937
               Fannie Mae
    $2,272,231 IFB Ser. 02-36, Class SJ, 13s, 2029                    2,359,937
    22,076,675 IFB Ser. 03-118, Class SF, IO,
               5 1/4s, 2033                                           2,670,836
     4,923,190 IFB Ser. 02-36, Class QH, IO, 5.2s,
               2029                                                     152,491
       233,486 IFB Ser. 03-87, Class SP, 10.863s,
               2032                                                     222,451
       644,803 Ser. 98-51, Class SG, IO, 22.6s,
               2022                                                     307,267
       505,569 Ser. 96-40, Class SD, IO, 10.692s,
               2022                                                      10,111
         3,762 Ser. 92-15, Class L, IO, 10.376s,
               2022                                                      42,097
       184,352 Ser. 03-W6, Class PT1, 9.371s, 2042                      199,941
     2,493,664 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    2,643,670
       432,512 Ser. 02-T19, Class A3, 7 1/2s, 2042                      458,429
       461,078 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                      488,941
       598,861 Ser. 02-W6, Class 2A, 7 1/2s, 2042                       634,128
       626,997 Ser. 02-T12, Class A3, 7 1/2s, 2042                      664,046
         6,913 Ser. 02-W1, Class 2A, 7 1/2s, 2042                         7,293
        27,582 Ser. 02-14, Class A2, 7 1/2s, 2042                        29,212
     2,612,576 Ser. 01-T10, Class A2, 7 1/2s, 2041                    2,763,222
       760,192 Ser. 02-T4, Class A3, 7 1/2s, 2041                       804,200
        43,529 Ser. 01-T8, Class A1, 7 1/2s, 2041                        45,995
    11,075,901 Ser. 01-T7, Class A1, 7 1/2s, 2041                    11,693,136
     1,598,124 Ser. 01-T3, Class A1, 7 1/2s, 2040                     1,687,912
     4,995,547 Ser. 01-T1, Class A1, 7 1/2s, 2040                     5,285,801
     1,952,420 Ser. 99-T2, Class A1, 7 1/2s, 2039                     2,067,737
       965,194 Ser. 00-T6, Class A1, 7 1/2s, 2030                     1,018,982
    12,739,007 Ser. 01-T4, Class A1, 7 1/2s, 2028                    13,532,767
        13,956 Ser. 02-W3, Class A5, 7 1/2s, 2028                        14,780
       427,415 Ser. 93-80, Class S, FRN, 7.364s,
               2023                                                     413,477
       364,146 Ser. 98-T2, Class A4, IO, 6 1/2s,
               2036                                                      22,286
     1,337,236 Ser. 04-78, Class HI, IO, 6s, 2034                       277,476
       475,504 Ser. 03-135, IO, 6s, 2033                                 90,049
     6,658,049 Ser. 03-58, Class ID, IO, 6s, 2033                     1,398,190
     5,821,511 Ser. 03-22, IO, 6s, 2033                               1,227,955
     6,099,145 Ser. 03-26, Class IG, IO, 6s, 2033                     1,137,036
     1,314,910 Ser. 328, Class 2, IO, 6s, 2032                          286,140
     5,084,849 Ser. 322, Class 2, IO, 6s, 2032                        1,116,188
     6,452,236 Ser. 318, Class 2, IO, 6s, 2032                        1,414,331
    10,656,356 Ser. 350, Class 2, IO, 5 1/2s, 2034                    2,465,115
       925,807 Ser. 346, Class 2, IO, 5 1/2s, 2033                      214,530
    37,157,430 Ser. 338, Class 2, IO, 5 1/2s, 2033                    8,741,415
    11,201,684 Ser. 333, Class 2, IO, 5 1/2s, 2033                    2,637,594
    33,693,884 Ser. 329, Class 2, IO, 5 1/2s, 2033                    7,855,371
       813,661 Ser. 331, Class 1, IO, 5 1/2s, 2032                      172,122
     4,601,391 Ser. 03-30, Class PI, IO, 5 1/2s,
               2029                                                     497,640
     4,013,035 Ser. 03-86, Class IB, IO, 5 1/2s,
               2028                                                     305,994
       260,070 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                      18,662
    18,089,246 Ser. 03-37, Class IC, IO, 5 1/2s,
               2027                                                   1,820,230
     4,559,831 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                      83,190
    12,775,750 Ser. 03-118, Class S, IO, 5 1/4s,
               2033                                                   1,501,151
       636,616 Ser. 343, Class 25, IO, 4 1/2s, 2018                     102,666
       364,284 Ser. 343, Class 26, IO, 4 1/2s, 2018                      60,445
     2,284,121 Ser. 03-W10, Class 3, IO, 1.957s,
               2043                                                     112,065
    64,950,942 Ser. 03-W10, Class 1A, IO, 1.551s,
               2043                                                   1,380,208
    78,320,377 Ser. 03-W10, Class 3A, IO, 1.527s,
               2043                                                   1,688,783
    38,462,683 Ser. 03-W17, Class 12, IO, 1.16s,
               2033                                                   1,106,681
     2,002,663 Ser. 01-T1, Class 1, IO, 0.812s,
               2040                                                      32,844
    36,335,864 Ser. 00-T6, IO, 0.761s, 2030                             522,328
    106,230,886Ser. 02-T18, IO, 0.519s, 2042                          1,266,966
    54,050,482 Ser. 02-W8, Class 1, IO, 0.355s,
               2042                                                     472,942
     1,724,388 Ser. 352, Class 1, PO, zero %, 2034                    1,310,215
       790,050 Ser. 99-51, Class N, PO, zero %,
               2029                                                     660,185
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
        83,283 Ser. T-58, Class 4A, 7 1/2s, 2043                         88,139
     1,084,262 Ser. T-42, Class A5, 7 1/2s, 2042                      1,147,985
       110,837 Ser. T-41, Class 3A, 7 1/2s, 2032                        117,148
       268,654 Ser. 212, IO, 6s, 2031                                    54,381
    32,687,085 Ser. T-57, Class 1AX, IO, 0.446s,
               2043                                                     317,065
    67,437,818 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO, 1.558s, 2020                        4,383,458
     3,121,100 First Union Commercial Mortgage
               Trust 144A Ser. 99-C1, Class G,
               5.35s, 2035                                            1,954,589
               Freddie Mac
       459,813 IFB Ser. 2771, Class SV, 17.64s,
               2034                                                     530,541
     8,450,891 IFB Ser. 2763, Class SC, 17.36s,
               2032                                                   9,259,635
       634,995 IFB Ser. 2828, Class GI, IO, 4.69s,
               2034                                                      78,370
     1,672,652 IFB Ser. 2869, Class JS, IO, 4.44s,
               2034                                                     144,478
       327,426 IFB Ser. 2882, Class SL, IO, 4.39s,
               2034                                                      33,792
       586,391 IFB Ser. 2737, Class SQ, IO, 4.29s,
               2034                                                      41,951
     1,648,819 Ser. 2728, IO, 6s, 2032                                  267,933
    18,521,580 Ser. 216, IO, 6s, 2032                                 3,967,324
     8,480,640 Ser. 226, IO, 5 1/2s, 2034                             2,019,870
    10,684,436 Ser. 2515, Class IG, IO, 5 1/2s,
               2032                                                   2,903,767
     5,857,770 Ser. 2626, Class IK, IO, 5 1/2s,
               2030                                                   1,167,485
     5,463,961 Ser. 2590, Class IH, IO, 5 1/2s,
               2028                                                   1,188,412
     2,000,000 Ser. 2745, Class CI, IO, 5 1/2s,
               2027                                                     391,360
     2,661,572 Ser. 2833, Class IK, IO, 5 1/2s,
               2023                                                     401,392
     1,136,405 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      28,204
     2,000,000 Ser. 2762, Class UI, IO, 5s, 2029                        505,146
       296,764 Ser. 2852, Class WI, IO, 5s, 2019                         60,837
     4,014,755 Ser. 2852, Class VS, IO, 4.150s,
               2034                                                     161,993
       470,520 Ser. 2696, PO, zero %, 2033                              304,795
     1,011,976 Ser. 215, PO, zero %, 2031                               886,858
     2,151,735 Ser. 2235, PO, zero %, 2030                            1,752,993
       518,407 Ser. 2191, Class MO, PO, zero %,
               2027                                                     498,203
       787,154 Ser. 1208, Class F, PO, zero %, 2022                     714,734
     1,657,530 Freddie Mac FRB Ser. 1615, Class SB,
               8.893s, 2008                                           1,698,123
     1,471,000 G-Force CDO, Ltd. 144A Ser. 03-1A,
               Class E, 6.58s, 2038 (Cayman
               Islands)                                               1,448,705
               GE Capital Commercial Mortgage Corp.
               144A Ser. 00-1
     4,588,975 Class G, 6.131s, 2033                                  4,119,523
     2,837,147 Class H, 6.131s, 2033                                  1,765,273
     4,134,628 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class G,
               6.974s, 2036                                           3,267,340
               Government National Mortgage
               Association
       985,436 IFB Ser. 03-114, Class SP, 11.49s,
               2027                                                     996,286
       881,092 IFB Ser. 04-86, Class SW, IO, 3.9s,
               2034                                                      63,415
       469,220 Ser. 97-13, Class PI, IO, 8s, 2027                        82,456
     8,342,908 Ser. 96-16, Class S, IO, 5 5/8s,
               2010                                                     553,506
     1,187,019 Ser. 01-43, Class SJ, IO, 4 3/4s,
               2029                                                      11,128
        98,850 Ser. 99-31, Class MP, PO, zero %,
               2029                                                      85,988
       709,073 Ser. 98-2, Class EA, PO, zero %,
               2028                                                     585,207
     1,843,461 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A, Class L,  6.06s,
               2015                                                   1,845,765
GBP  7,519,786 Hermione (European Loan Conduit No.
               14) 144A FRB Class A,  5.319s, 2011
               (Ireland)                                             14,286,027
               LB Commercial Conduit Mortgage Trust
               144A
    $1,960,723 Ser. 99-C1, Class G, 6.41s, 2031                       1,850,728
     7,070,000 Ser. 98-C4, Class J, 5.6s, 2035                        5,048,146
     4,196,208 Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A
               FRB Ser. 03-LLFA, Class L, 6.55s,
               2014                                                   4,046,141
               Mach One Commercial Mortgage Trust
               144A Ser. 04-1A
     4,511,500 Class J, 5.45s, 2040                                   3,692,381
     1,653,000 Class K, 5.45s, 2040                                   1,319,817
       752,500 Class L, 5.45s, 2040                                     538,038
    41,749,145 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, Class JS,
               IO, 2.13s, 2028                                        1,813,479
     8,375,486 Mezz Cap Commercial Mortgage Trust
               144A Ser. 04-C1, Class X, IO, 6.18s,
               2037                                                   3,668,201
               Morgan Stanley Capital I 144A
       275,000 Ser. 96-C1, Class E, 7.442s, 2028                        281,413
    13,869,752 Ser. 04-RR, Class F7, 6s, 2039                         9,660,633
    28,861,574 Mortgage Capital Funding, Inc. Ser.
               97-MC2, Class X, IO, 0.847s, 2012                        665,375
     2,378,284 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E, 7.106s, 2030                     2,529,643
       880,000 PNC Mortgage Acceptance Corp. 144A
               Ser. 00-C1, Class J,  6 5/8s, 2010                       764,227
GBP  3,190,000 Quick Star PLC FRN Class 1-D,
               5.758s, 2011 (United Kingdom)                          6,059,733
    $5,193,000 QUIZNOS 144A Ser. 05-1, 7.3s, 2025                     5,148,441
    19,319,045 Salomon Brothers Mortgage Securities
               VII 144A Ser. 03-CDCA, Class X3CD,
               IO, 1.06s, 2015                                          376,895
               Starwood Asset Receivables Trust
               144A FRB Ser. 03-1A
     2,468,179 Class F, 3.95s, 2022                                   2,471,387
     3,131,502 Class E, 3.9s, 2022                                    3,135,573
               STRIPS 144A
     1,339,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                       1,085,393
     1,590,000 Ser. 03-1A, Class N, 5s, 2018
               (Cayman Islands)                                       1,160,700
     1,438,000 Ser. 04-1A, Class M, 5s, 2018
               (Cayman Islands)                                       1,185,775
     1,371,000 Ser. 04-1A, Class N, 5s, 2018
               (Cayman Islands)                                       1,028,798
               Titan Europe PLC 144A FRN Ser. 04-2A
EUR  2,846,000 Class D, 3.044s, 2014 (Ireland)                        3,698,377
EUR  3,577,000 Class C, 2.644s, 2014 (Ireland)                        4,648,312
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $332,887,103)                     $301,176,754

Brady bonds (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $12,710,000 Argentina (Republic of) govt.
               guaranty FRB Ser. L-GL, 3 1/2s, 2023
               (In default) (NON)                                    $7,371,800
     5,452,985 Brazil (Federal Republic of) govt.
               guaranty FRB Ser. RG, 3 1/8s, 2012                     5,119,262
     5,588,550 Peru (Republic of) coll. FLIRB Ser.
               20YR, 5s, 2017                                         5,155,437
     4,925,750 Peru (Republic of) FRB Ser. 20 YR,
               5s, 2017                                               4,654,834
                                                                 --------------
               Total Brady bonds (cost $19,515,893)                 $22,301,333

Convertible bonds and notes (0.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,318,000 Lear Corp. cv. company guaranty zero %,
               2022                                                  $1,970,088
     1,950,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                         2,403,375
                                                                 --------------
               Total Convertible bonds and notes
               (cost $4,259,564)                                     $4,373,463

Short-term investments (10.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $25,989,000 Interest in $640,000,000 joint
               tri-party repurchase agreement
               dated March 31, 2005 with Bank of
               America Securities, LLC due  April
               1, 2005 with respect to various U.S.
               Government obligations --  maturity
               value of $25,991,079 for an
               effective yield of 2.88%
               (collateralized by Freddie Mac and
               Fannie Mae with yields ranging  from
               5.50% to 5.60% and due dates ranging
               from December 1, 2018  to February
               1, 2035, valued at $652,800,000)                     $25,989,000
    35,000,000 Lehman Brothers Holding, for an
               effective yield of zero %,  April 1,
               2035                                                  34,997,229
   444,241,891 Putnam Prime Money Market Fund (e)                   444,241,891
    13,799,796 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.70% to 3.025% and due dates
               ranging from April 1, 2005 to May 3,
               2005 (d)                                              13,780,000
     8,000,000 U.S. Treasury Bill zero %, June 30,
               2005 (SEG)                                             7,944,439
                                                                 --------------
               Total Short-term investments
               (cost $526,952,559)                                 $526,952,559
-------------------------------------------------------------------------------
               Total Investments
               (cost $5,461,045,177)                             $5,521,973,942
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,987,780,248.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2005.

  (F) Security is valued at fair value following procedures approved by the Trustees (Note 1).

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at March 31, 2005.

  (U) A portion of the position represents unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the loan agreements. The total market value of the unfunded loan commitments at March 31, 2005 was less than 0.01% of net assets.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at March 31, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

  (h) The notes are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $17.1 million.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at March 31, 2005.

      The rates shown on Inverse Floating Rate Bonds (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2005.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2005: (as a percentage of Portfolio Value)

            Brazil                         1.0%
            Canada                         1.8
            Cayman Islands                 2.4
            France                         3.0
            Germany                        2.4
            Ireland                        0.7
            Mexico                         1.0
            Russia                         1.1
            Sweden                         1.4
            United Kingdom                 1.9
            United States                 80.3
            Other                          3.0
                                         -----
            Total                        100.0%



Forward currency contracts to buy at March 31, 2005 (Unaudited)
(aggregate face value $547,283,372)
                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                  $141,802,938      $141,789,242           4/20/05           $13,696
British Pound                        87,897,790        88,300,889           6/15/05          (403,099)
Canadian Dollar                      19,750,201        19,593,953           4/20/05           156,248
Danish Krone                          6,817,640         6,892,645           6/15/05           (75,005)
Euro                                 30,687,462        31,392,904           6/15/05          (705,442)
Japanese Yen                        151,906,215       158,798,444           5/18/05        (6,892,229)
Korean Won                           12,552,989        12,610,612           5/18/05           (57,623)
Norwegian Krone                      37,621,780        38,673,946           6/15/05        (1,052,166)
Polish Zloty                          4,284,067         4,495,977           6/15/05          (211,910)
Singapore Dollar                     12,468,524        12,496,273           5/18/05           (27,749)
Swiss Franc                          18,921,065        19,026,566           6/15/05          (105,501)
Taiwan Dollar                        13,508,819        13,211,921           5/18/05           296,898
------------------------------------------------------------------------------------------------------
                                                                                          $(9,063,882)
------------------------------------------------------------------------------------------------------




Forward currency contracts to sell at March 31, 2005 (Unaudited)
(aggregate face value $707,848,529)

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $20,904,678       $20,698,038           4/20/05         $(206,640)
British Pound                        43,492,549        43,543,752           6/15/05            51,203
Canadian Dollar                     176,076,663       175,172,292           4/20/05          (904,371)
Euro                                214,058,230       216,114,233           6/15/05         2,056,003
Japanese Yen                         19,529,576        19,578,574           5/18/05            48,998
Norwegian Krone                      20,895,280        21,077,560           6/15/05           182,280
Swedish Krona                       161,458,956       164,857,082           6/15/05         3,398,126
Swiss Franc                          45,601,977        46,806,998           6/15/05         1,205,021
------------------------------------------------------------------------------------------------------
                                                                                           $5,830,620
------------------------------------------------------------------------------------------------------




Futures contracts outstanding at March 31, 2005 (Unaudited)

                                                                                           Unrealized
                                      Number of                          Expiration     appreciation/
                                      contracts             Value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                           50       $11,938,750            Jun-06          $(68,125)
Euro 90 day (Long)                           18         4,302,900            Mar-06           (24,075)
Euro 90 day (Long)                           18         4,309,425            Dec-05           (23,400)
Euro 90 day (Long)                           17         4,081,063            Sep-05           (19,551)
Euro 90 day (Long)                           37         8,924,863            Jun-05           (22,201)
Euro-Bobl 5 yr (Long)                       505        73,886,881            Jun-05           235,010
Euro-Bund 10 yr (Long)                      302        46,548,360            Jun-05           352,207
Interest Rate Swap 10 yr (Long              152        16,382,750            Jun-05          (164,163)
Japanese Government Bond -
Mini 10 yr (Long)                           276        35,977,558            Jun-05           471,270
Japanese Government Bond -
TSE 10 yr (Long)                             60        78,217,692            Jun-05           949,984
U.K. Gilt 10 yr (Long)                      158        32,852,670            Jun-05            81,147
U.S. Treasury Bond
20 yr (Short)                             2,862       318,755,250            Jun-05         5,287,345
U.S. Treasury Note
10 yr (Long)                              4,922       537,805,406            Jun-05        (6,474,867)
U.S. Treasury Note
5 yr (Short)                              7,258       777,286,438            Jun-05         8,283,084
------------------------------------------------------------------------------------------------------
                                                                                           $8,863,665
------------------------------------------------------------------------------------------------------




TBA sale commitments outstanding at March 31, 2005 (Unaudited)
(proceeds receivable $237,992,688)

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, April 1, 2035                          $183,300,000           4/13/05      $190,202,381
FNMA, 5 1/2s, April 1, 2035                             5,400,000           4/13/05         5,408,016
FNMA, 5s, May 1, 2035                                  21,800,000           5/12/05        21,261,813
FNMA, 5s, April 1, 2035                                21,800,000           4/13/05        21,319,720
------------------------------------------------------------------------------------------------------
                                                                                         $238,191,930
------------------------------------------------------------------------------------------------------




Interest rate swap contracts outstanding at March 31, 2005 (Unaudited)

                                                                                            Unrealized
                                                         Notional         Termination    appreciation/
                                                         amount           date          (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A.
dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 1.97375%
and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                 $132,900,000     1/26/06       $1,996,621

Agreement with Bank of America, N.A.
dated December 2, 2003 to pay semi-annually
the notional amount multiplied by 2.444% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.                              44,236,000     12/5/05           82,688

Agreement with Bank of America, N.A.
dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 4.35% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                   42,000,000     1/27/14        1,471,291

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay semi-
annually the notional amount multiplied by
4.945% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                                 42,918,600     7/9/14          (340,270)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                   37,886,000     7/9/06          (441,848)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.7756%.                 21,693,259     8/2/22         1,631,501

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay quarterly the
notional amount multiplied by 5.86%.                       24,344,349     8/2/32        (2,282,914)

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.845%.                                      43,565,000     8/1/22         3,568,009

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.919%.                                                 48,888,992     8/1/32        (4,942,758)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                                 24,344,349     8/12/32       (1,611,318)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                                      21,693,259     8/12/22        1,136,736

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.955% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            132,900,000     1/26/06        2,000,496

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                             68,727,000     12/15/13        (301,734)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.3375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             42,000,000     1/26/14        1,502,365

Agreement with Lehman Brothers Special
Financing, Inc. dated July 19, 2002 to receive
semi-annually the notional amount multiplied
by 5.114% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA adjusted by a
specified spread.                                          35,000,000     7/23/12          849,796

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             21,693,259     8/2/22         1,620,185

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             21,082,941     8/2/12          (553,157)

Agreement with Merrill Lynch Capital
Services, Inc. dated February 16, 2005 to
receive semi-annually the notional amount
multiplied by the six month Euribor and pay
at maturity the notional amount multiplied
by 2.5645%.                                        EUR    337,100,000     2/19/07          118,362

Agreement with Merrill Lynch Capital
Services, Inc. dated September 27, 2002 to
receive semi-annually the notional amount
multiplied by the six month JPY-LIBOR-BBA
and pay semi-annually the notional amount
multiplied by 0.399%.                              JPY 16,727,000,000     10/1/07         (808,196)

Agreement with Merrill Lynch Capital
Services, Inc. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.845%.                                                $43,565,000     8/1/22         3,682,437

Agreement with Merrill Lynch Capital
Services, Inc. dated July 30, 2002 to receive
quarterly the notional amount multiplied
by the three month LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.204%.                                                 42,339,343     8/1/12        (1,212,662)

Agreement with Merrill Lynch Capital
Services, Inc. dated October 27, 2000 to
receive semi-annually the notional amount
multiplied by 6.74% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                           33,300,000     10/31/05       1,414,480

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                                      21,693,259     8/12/22        1,191,984

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 4.94%.                                                  21,082,941     8/13/12         (236,257)

Agreement with Morgan Stanley Capital
Services, Inc. dated May 15, 2002 to receive
semi-annually the notional amount multiplied
by 5.7775% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             15,000,000     5/17/12        1,170,842

Agreement with Morgan Stanley Capital
Services, Inc. dated September 28, 2000 to
pay semi-annually the notional amount
multiplied by 6.94% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                              2,000,000     10/2/10         (276,096)
------------------------------------------------------------------------------------------------------
                                                                                       $10,430,583
------------------------------------------------------------------------------------------------------




Total return swap contracts outstanding at March 31, 2005 (Unaudited)

                                                         Notional         Termination    Unrealized
                                                         amount           date           appreciation
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to receive
(pay) semi-annually the notional amount multiplied
by the total rate of return of the Lehman Brothers
U.S. High Yield Index and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR adjusted by a specified spread.                 $11,339,780     5/1/06           $43,666
------------------------------------------------------------------------------------------------------




Credit default contracts outstanding at March 31, 2005 (Unaudited)

                                                                                           Unrealized
                                                                          Notional      appreciation/
                                                                          amount       (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. effective March 2, 2005, maturing on December 20, 2009, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a
reference entity within the CDX HY Series 3 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX HY Series 3 Index.                        $17,000,000     $410,439

Agreement with Citigroup effective January 6, 2005, maturing on
December 20, 2009, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a reference entity within the
CDX BB HY Series 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the CDX BB HY Series 3 Index.                                              32,000,000      663,690

Agreement with Deutsche Bank AG effective January 6, 2005,
maturing on December 20, 2009, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the CDX HY Series 3 Index.                                   16,000,000      351,150

Agreement with Goldman Sachs effective January 13, 2005,
maturing on December 20, 2009, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the CDX HY Series 3 Index.                                   12,000,000      167,709

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               8,516,444      416,695

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference
obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           8,516,444      220,311

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           4,258,222      194,560

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               3,193,667      137,787

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           2,129,110       68,352

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               1,064,556       66,602

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               1,064,556       10,436

Agreement with JP Morgan effective January 14, 2005, maturing on December 20, 2009, to receive a premium based on the
difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a
reference entity within the CDX HY Series 3 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX HY Series 3 Index.                         20,000,000      238,878

Agreement with JP Morgan effective January 18, 2005, maturing on December 20, 2009, to receive a premium based on the
difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a
reference entity within the CDX HY Series 3 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX HY Series 3 Index.                         16,000,000      152,847

Agreement with JP Morgan effective January 10, 2005, maturing on December 20, 2009, to receive a premium based on the
difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a
reference entity within the CDX HY Series 3 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX HY Series 3 Index.                         16,000,000      253,190

Agreement with Lehman Brothers effective January 14, 2005,
maturing on December 20, 2009, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 375 basis points times the notional amount. Upon a credit default event of a
reference entity within the CDX HY Series 3 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the CDX HY Series 3 Index.                      6,000,000       64,782

Agreement with Lehman Brothers effective March 24, 2005,
maturing on December 20, 2009, to pay quarterly 116 basis
points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 3 Index that the counterparties agree advances within the 25-35 Loss Basket of the Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG
CDX Series 3 Index.                                                         6,546,000      (62,023)
------------------------------------------------------------------------------------------------------
                                                                                        $3,355,405
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $13,508,987 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $5,016,803,286)          $5,077,732,051
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $444,241,891) (Note 5)        444,241,891
-------------------------------------------------------------------------------
Cash                                                               71,887,458
-------------------------------------------------------------------------------
Foreign currency (cost $2,563,749) (Note 1)                         2,533,387
-------------------------------------------------------------------------------
Interest and other receivables                                     68,662,311
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              9,676,181
-------------------------------------------------------------------------------
Receivable for securities sold                                     55,795,842
-------------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)      283,538,523
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             8,960,832
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)          10,908,368
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        23,481,459
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)               3,417,428
-------------------------------------------------------------------------------
Total assets                                                    6,060,835,731

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 814,523
-------------------------------------------------------------------------------
Payable for securities purchased                                  758,091,838
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         12,538,634
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 6,649,420
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            393,117
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                327,793
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,147
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              2,706,051
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)               12,194,094
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)             11,130,239
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$237,992,688) (Note 1)                                            238,191,930
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                           13,007,210
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                     62,023
-------------------------------------------------------------------------------
Premiums received on credit default contracts (Note 1)              2,731,988
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 13,780,000
-------------------------------------------------------------------------------
Other accrued expenses                                                431,476
-------------------------------------------------------------------------------
Total liabilities                                               1,073,055,483
-------------------------------------------------------------------------------
Net assets                                                     $4,987,780,248

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $5,729,214,827
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,129,431
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (822,817,295)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  80,253,285
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $4,987,780,248

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,354,714,662 divided by 133,589,397 shares)                         $10.14
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $10.14)*                $10.62
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($445,233,949 divided by 44,242,144 shares)**                          $10.06
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($227,769,127 divided by 22,594,609 shares)**                          $10.08
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,931,173,560 divided by 291,435,986 shares)                         $10.06
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.06)*                $10.40
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($396,943 divided by 39,194 shares)                      $10.13
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($28,492,007 divided by 2,808,684 shares)                $10.14
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $4,119,132 from
investments in affiliated issuers) (Note 5)                      $148,557,511
-------------------------------------------------------------------------------
Dividends                                                              73,010
-------------------------------------------------------------------------------
Securities lending                                                     21,875
-------------------------------------------------------------------------------
Total investment income                                           148,652,396

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   13,867,858
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,782,172
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               418,455
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             56,456
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       68,171
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,696,579
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,441,200
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               1,208,798
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               7,703,623
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     718
-------------------------------------------------------------------------------
Other                                                                 531,256
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 7)                                    35,591
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 7)                              (35,591)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                       (307,181)
-------------------------------------------------------------------------------
Total expenses                                                     30,468,105
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (270,979)
-------------------------------------------------------------------------------
Net expenses                                                       30,197,126
-------------------------------------------------------------------------------
Net investment income                                             118,455,270
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   91,587,660
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                       11,489,455
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    15,919,891
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (689,734)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         3,891,166
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                6,025,566
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                (79,304,276)
-------------------------------------------------------------------------------
Net gain on investments                                            48,919,728
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $167,374,998
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $118,455,270     $293,663,745
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            122,198,438       61,110,106
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (73,278,710)     142,974,690
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       167,374,998      497,748,541
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (38,714,005)     (92,685,188)
-------------------------------------------------------------------------------
Class B                                          (12,210,003)     (38,106,743)
-------------------------------------------------------------------------------
Class C                                           (6,023,219)     (17,458,283)
-------------------------------------------------------------------------------
Class M                                          (85,381,686)    (222,273,258)
-------------------------------------------------------------------------------
Class R                                               (7,939)            (164)
-------------------------------------------------------------------------------
Class Y                                             (813,214)      (1,806,730)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               4,625              245
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (360,771,904)    (289,881,834)
-------------------------------------------------------------------------------
Total decrease in net assets                    (336,542,347)    (164,463,414)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            5,324,322,595    5,488,786,009
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,129,431 and
$25,824,227, respectively)                    $4,987,780,248   $5,324,322,595
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------------
                                       Six months
                                         ended
                                        March 31
Per-share                             (Unaudited)                                Year ended September 30
operating performance                     2005            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $10.10           $9.85           $8.89           $9.26          $10.13          $10.77
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .24 (d)         .54 (d)         .68             .73             .84             .92
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .09             .39            1.00            (.31)           (.81)           (.61)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .33             .93            1.68             .42             .03             .31
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                (.29)           (.68)           (.72)           (.74)           (.68)           (.95)
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              --            (.05)           (.22)             -- (e)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.29)           (.68)           (.72)           (.79)           (.90)           (.95)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)          -- (e)           --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $10.14          $10.10           $9.85           $8.89           $9.26          $10.13
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    3.29*           9.73           19.65            4.61             .22            2.96
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,354,715      $1,340,885      $1,478,254      $1,296,859      $1,378,591      $1,285,717
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .46* (d)        .95 (d)         .96             .94             .95             .94
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.39* (d)       5.44 (d)        7.22            7.96            8.75            8.73
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   61.82* (f)      99.17          146.21 (g)      209.42 (g)(h)   150.11 (g)      142.85
-------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30,
    2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class A shares
    (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                         ended
                                        March 31
Per-share                             (Unaudited)                                Year ended September 30
operating performance                     2005            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $10.02           $9.78           $8.84           $9.22          $10.09          $10.72
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .21 (d)         .47 (d)         .61             .66             .79             .83
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .08             .37             .98            (.32)           (.83)           (.59)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .29             .84            1.59             .34            (.04)            .24
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                (.25)           (.60)           (.65)           (.68)           (.63)           (.87)
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              --            (.04)           (.20)             -- (e)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.25)           (.60)           (.65)           (.72)           (.83)           (.87)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)          -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $10.06          $10.02           $9.78           $8.84           $9.22          $10.09
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    2.91*           8.85           18.67            3.70            (.53)           2.30
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $445,234        $516,726        $742,979        $696,733        $738,611      $1,214,668
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .83* (d)       1.70 (d)        1.71            1.69            1.70            1.69
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.03* (d)       4.73 (d)        6.49            7.20            8.01            7.96
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   61.82* (f)      99.17          146.21 (g)      209.42 (g)(h)   150.11 (g)      142.85
-------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30,
    2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class B shares
    (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                         ended
                                        March 31
Per-share                             (Unaudited)                                Year ended September 30
operating performance                     2005            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $10.04           $9.80           $8.86           $9.24          $10.11          $10.75
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .21 (e)         .47 (e)         .57             .65             .77             .84
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .08             .37            1.03            (.31)           (.81)           (.61)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .29             .84            1.60             .34            (.04)            .23
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                (.25)           (.60)           (.66)           (.68)           (.63)           (.87)
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              --            (.04)           (.20)             -- (e)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.25)           (.60)           (.66)           (.72)           (.83)           (.87)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)          -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $10.08          $10.04           $9.80           $8.86           $9.24          $10.11
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    2.91*           8.87           18.70            3.72            (.50)           2.22
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $227,769        $265,151        $237,437         $26,673         $18,589         $12,441
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .83* (d)       1.70 (d)        1.71            1.69            1.70            1.69
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.03* (d)       4.67 (d)        6.10            7.17            7.96            8.07
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   61.82* (f)      99.17          146.21 (g)      209.42 (g)(h)   150.11 (g)      142.85
-------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30,
    2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class C shares
    (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                         ended
                                        March 31
Per-share                             (Unaudited)                                Year ended September 30
operating performance                     2005            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $10.02           $9.78           $8.83           $9.22          $10.09          $10.73
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .23 (d)         .51 (d)         .65             .70             .81             .88
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .09             .38            1.00            (.32)           (.80)           (.59)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .32             .89            1.65             .38             .01             .29
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                (.28)           (.65)           (.70)           (.72)           (.67)           (.93)
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              --            (.05)           (.21)             -- (e)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.28)           (.65)           (.70)           (.77)           (.88)           (.93)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)          -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $10.06          $10.02           $9.78           $8.83           $9.22          $10.09
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    3.20*           9.43           19.37            4.13            (.02)           2.74
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $2,931,174      $3,174,449      $3,004,689      $2,258,273      $1,368,935      $1,022,625
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .58* (d)       1.20 (d)        1.21            1.19            1.20            1.19
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.27* (d)       5.17 (d)        6.96            7.68            8.47            8.48
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   61.82* (f)      99.17          146.21 (g)      209.42 (g)(h)   150.11 (g)      142.85
-------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30,
    2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class M shares
    (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------
                                                                              For the
                                                           Six months         period
                                                              ended           Dec. 1,
                                                             March 31        2003+ to
Per-share                                                  (Unaudited)       Sept. 30
operating performance                                          2005            2004
---------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                          $10.09           $9.93
---------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------
Net investment income (a)(b)                                    .23             .46
---------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                             .09             .24
---------------------------------------------------------------------------------------------
Total from
investment operations                                           .32             .70
---------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------
From net investment income                                     (.28)           (.54)
---------------------------------------------------------------------------------------------
Total distributions                                            (.28)           (.54)
---------------------------------------------------------------------------------------------
Redemption fees (c)                                              --              --
---------------------------------------------------------------------------------------------
Net asset value,
end of period                                                $10.13          $10.09
---------------------------------------------------------------------------------------------
Total return at
net asset value (%)(d)                                         3.22*           7.30*
---------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                 $397             $94
---------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(e)                                    .58*           1.00*
---------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                   2.18*           4.32*
---------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        61.82* (f)      99.17
---------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of
    0.01% and less than 0.01%, respectively, of average net assets for class R shares
    (Note 5).

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Includes amounts paid through expense offset arrangements (Note 2).

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                         ended
                                        March 31
Per-share                             (Unaudited)                                Year ended September 30
operating performance                     2005            2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $10.10           $9.85           $8.89           $9.28          $10.15          $10.78
-------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .26 (d)         .56 (d)         .70             .77             .85             .92
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .08             .39            1.00            (.34)           (.80)           (.57)
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .34             .95            1.70             .43             .05             .35
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                (.30)           (.70)           (.74)           (.77)           (.70)           (.98)
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              --            (.05)           (.22)             -- (e)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.30)           (.70)           (.74)           (.82)           (.92)           (.98)
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)          -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $10.14          $10.10           $9.85           $8.89           $9.28          $10.15
-------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    3.41*           9.99           19.96            4.65             .48            3.29
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $28,492         $27,017         $25,427         $17,109         $24,014         $17,010
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .33* (d)        .70 (d)         .71             .69             .70             .69
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.51* (d)       5.68 (d)        7.45            8.20            8.98            8.97
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   61.82* (f)      99.17          146.21 (g)      209.42 (g)(h)   150.11 (g)      142.85
-------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30,
    2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class Y shares
    (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with capital preservation by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the fund's investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.50% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class A maximum front-end sales charge will be 3.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class C shares sold in Japan are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.


H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally accord ing to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2005, the value of securities loaned amounted to $13,508,987. The fund received cash collateral of $13,780,000 which is pooled with collateral of other Putnam funds into 28 issuers of high grade short-term investments.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $935,681,420 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:


Loss Carryover    Expiration
------------------------------------------
    $2,729,749    September 30, 2005
    30,612,204    September 30, 2006
    77,029,101    September 30, 2007
   234,609,900    September 30, 2008
   110,840,621    September 30, 2009
   164,353,970    September 30, 2010
   311,230,234    September 30, 2011
     4,275,641    September 30, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2005 $3,630,134 of losses recognized during the period November 1, 2003 to September 30, 2004.

The aggregate identified cost on a tax basis is $5,464,958,255, resulting in gross unrealized appreciation and depreciation of $185,074,555 and $128,058,868, respectively, or net unrealized appreciation of $57,015,687.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended March 31, 2005, Putnam Management has assumed $35,591 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Manage ment is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $3,198,912 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2005, the fund's expenses were reduced by $270,979 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,165, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $57,447 and $560,000 from the sale of class A and class M shares, respectively, and received $282,384 and $1,326 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received $907 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $2,740,504,546 and $2,874,884,053, respectively. Purchases and sales of U.S. government securities aggregated $1,509,844 and $92,696,484, respectively.


Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,370,959      $147,551,595
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,736,673        28,030,754
----------------------------------------------------------------
                                    17,107,632       175,582,349

Shares repurchased                 (16,282,382)     (166,978,023)
----------------------------------------------------------------
Net increase                           825,250        $8,604,326
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         27,850,112      $277,462,445
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,625,560        65,749,125
----------------------------------------------------------------
                                    34,475,672       343,211,570

Shares repurchased                 (51,777,227)     (514,806,637)
----------------------------------------------------------------
Net decrease                       (17,301,555)    $(171,595,067)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,001,270       $30,559,133
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       850,469         8,647,883
----------------------------------------------------------------
                                     3,851,739        39,207,016

Shares repurchased                 (11,164,246)     (113,680,656)
----------------------------------------------------------------
Net decrease                        (7,312,507)     $(74,473,640)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,528,573      $104,169,004
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,727,142        26,875,381
----------------------------------------------------------------
                                    13,255,715       131,044,385

Shares repurchased                 (37,674,574)     (371,911,016)
----------------------------------------------------------------
Net decrease                       (24,418,859)    $(240,866,631)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,493,889       $45,897,756
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        74,869           762,927
----------------------------------------------------------------
                                     4,568,758        46,660,683

Shares repurchased                  (8,385,094)      (85,419,751)
----------------------------------------------------------------
Net decrease                        (3,816,336)     $(38,759,068)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,480,375      $133,745,318
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       195,394         1,929,159
----------------------------------------------------------------
                                    13,675,769       135,674,477

Shares repurchased                 (11,497,122)     (113,579,200)
----------------------------------------------------------------
Net increase                         2,178,647       $22,095,277
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,662,111      $230,764,277
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        59,313           602,739
----------------------------------------------------------------
                                    22,721,424       231,367,016

Shares repurchased                 (48,102,219)     (489,207,999)
----------------------------------------------------------------
Net decrease                       (25,380,795)    $(257,840,983)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        123,937,420    $1,226,499,648
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       161,866         1,588,588
----------------------------------------------------------------
                                   124,099,286     1,228,088,236

Shares repurchased                (114,513,916)   (1,128,669,921)
----------------------------------------------------------------
Net increase                         9,585,370       $99,418,315
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             30,840          $316,317
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           775             7,939
----------------------------------------------------------------
                                        31,615           324,256

Shares repurchased                      (1,715)          (17,640)
----------------------------------------------------------------
Net increase                            29,900          $306,616
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                           to September 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,281           $93,478
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            17               164
----------------------------------------------------------------
                                         9,298            93,642

Shares repurchased                          (4)              (39)
----------------------------------------------------------------
Net increase                             9,294           $93,603
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            652,638        $6,707,692
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        79,389           813,214
----------------------------------------------------------------
                                       732,027         7,520,906

Shares repurchased                    (597,730)       (6,130,061)
----------------------------------------------------------------
Net increase                           134,297        $1,390,845
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,033,952       $10,328,022
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       182,046         1,806,730
----------------------------------------------------------------
                                     1,215,998        12,134,752

Shares repurchased                  (1,122,401)      (11,162,083)
----------------------------------------------------------------
Net increase                            93,597          $972,669
----------------------------------------------------------------

At March 31, 2005, Putnam , LLC owned 109 class R shares of the fund (0.28% of class R shares outstanding), valued at $1,104.


Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2005, management fees paid were reduced by $307,181 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $4,119,132 for the period ended March 31, 2005. During the period ended March 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $1,381,807,074 and $1,285,584,100, respectively


Note 6
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.


Note 7
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
shareholder meeting
(Unaudited)

An special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:


                              Votes               Votes
                              For                 Withheld
------------------------------------------------------------------------------
Jameson A. Baxter             505,060,183         4,459,757
Charles B. Curtis             505,249,313         4,270,627
Myra R. Drucker               505,192,310         4,327,630
Charles E. Haldeman, Jr.      504,964,071         4,555,869
John A. Hill                  505,055,590         4,464,350
Ronald J. Jackson             505,171,436         4,348,504
Paul L. Joskow                505,231,244         4,288,696
Elizabeth T. Kennan           505,209,127         4,310,813
John H. Mullin, III           505,230,938         4,289,002
Robert E. Patterson           505,227,590         4,292,350
George Putnam, III            505,010,005         4,509,935
A.J.C. Smith*                 505,141,029         4,378,911
W. Thomas Stephens            505,218,798         4,301,142
Richard B. Worley             505,166,105         4,353,835

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:


                              Votes               Votes
                              For                 Against          Abstentions
------------------------------------------------------------------------------
                              445,526,201         6,930,311        57,063,428

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:


                              Votes               Votes
                              For                 Against          Abstentions
------------------------------------------------------------------------------
                              445,650,341         6,819,020        57,050,579

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:


                              Votes               Votes
                              For                 Against          Abstentions
------------------------------------------------------------------------------
                              448,650,465         4,328,498        56,540,977

A motion with respect to a proposal to approve an amendment to the fund's Agreement and Declaration of Trust was not brought before the meeting and accordingly no vote was taken with respect to the proposal.

All tabulations are rounded to nearest whole number.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison
and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA028-223910  5/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Diversified Income Trust
Supplement to Semiannual Report dated 3/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/05

                                                                        NAV

6 months                                                               3.41%
1 year                                                                 5.86
5 years                                                               43.74
Annual average                                                         7.53
10 years                                                              96.06
Annual average                                                         6.96
Life of fund (since class A inception, 10/3/88)
Annual average                                                         7.90

Share value:                                                            NAV

9/30/04                                                              $10.10
3/31/05                                                              $10.14

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      6         $0.304             --                $0.304

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/1/96) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 3/31/05

                                                  Class Y
Expenses paid per $1,000*                         $3.40
Ending value (after expenses)                     $1,034.10
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
                                                  Class Y
Expenses paid per $1,000*                         $3.38
Ending value (after expenses)                     $1,021.59
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EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                  0.67%
Average annualized expense ratio for Lipper peer group+               0.89%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
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Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
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        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
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        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005